AMENDMENT TO MASTER SETTLEMENT AGREEMENT



                     DATED EFFECTIVE AS OF OCTOBER 15, 2003




                                 MJQ CORPORATION

                                 ITG VEGAS, INC.

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.

               INTERNATIONAL THOROUGHBRED GAMING DEVELOPMENT, INC.

                                FRANCIS W. MURRAY

                                FRANCIS X. MURRAY



                                       AND



                                DONALD F. CONWAY
                          AS CHAPTER 11 TRUSTEE FOR THE
                     BANKRUPTCY ESTATE OF ROBERT E. BRENNAN

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                    AMENDMENT TO MASTER SETTLEMENT AGREEMENT



     THIS AMENDMENT TO MASTER SETTLEMENT AGREEMENT (this "Agreement") dated as of October 15, 2003, is made and entered into by and among MJQ CORPORATION, a Delaware corporation ("MJQ"), ITG VEGAS, INC., a Nevada corporation and successor by merger to Palm Beach Princess, Inc. ("ITG"; and collectively, together with MJQ, the "Debtors"), INTERNATIONAL THOROUGHBRED BREEDERS, INC., a Delaware corporation ("ITB"), INTERNATIONAL THOROUGHBRED GAMING DEVELOPMENT, INC., a New Jersey corporation ("ITGD"), FRANCIS W. MURRAY, an individual ("FWM"), FRANCIS X. MURRAY, an individual ("FXM"), and DONALD F. CONWAY, as Chapter 11 Trustee for the Bankruptcy Estate of Robert E. Brennan (the "Trustee").

                                    RECITALS

         WHEREAS, the Debtors, ITG, FWM and the Trustee, together with a number of other persons, are parties to that certain Master Settlement Agreement dated as of February 28, 2002, and effective April 30, 2001, as supplemented by Supplement No. 1 to Master Settlement Agreement dated September 10, 2002 and Supplement No. 2 to Master Settlement Agreement dated October 30, 2002 (the "Master Settlement Agreement"), pursuant to which and certain Settlement Documents (as defined in the Master Settlement Agreement) the parties agreed to resolve certain matters between themselves as provided therein;

         WHEREAS, The Palm Beach Princess, f/k/a The Viking Princess, Patente of Navigation No. 14348-84-84-D, Radio Call Signal 3FNQ2, is an ocean-faring casino cruise ship, registered in Panama (the "Ship"), owned by MJQ, and operated by ITG from Port of Palm Beach, Florida;

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         WHEREAS,  the Trustee is the holder of a certain  Promissory Note dated as of May 13, 1999 in the principal amount of $12,000,000 made by MJQ (the "Ship Note") and a certain Indenture of Second Naval Mortgage also dated as of May 13, 1999, encumbering the Ship, made by MJQ to secure its obligations under the Note (the "Ship Mortgage"; and collectively, together with the Ship Note, the "Ship Obligations");

         WHEREAS, pursuant to the Master Settlement Agreement and a certain Purchase and Sale Agreement (as defined in the Master Settlement Agreement), as amended, ITG agreed to purchase the Ship Obligations from the Trustee for a total purchase price of $13,750,000, $9,750,000 of which was due and payable on January 6, 2003 as a balloon payment (the "Balloon Payment");

         WHEREAS, ITG was unable to pay the Balloon Payment to the Trustee as and when due, and on January 3, 2003, ITG and MJQ each filed a voluntary petition for relief under Chapter 11 (the "Chapter 11 Cases") of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Florida (the "Bankruptcy Court");

         WHEREAS, the Trustee is the holder of 3,746,805 shares of common stock of ITB (the "ITB Shares");

        WHEREAS, pursuant to the Master Settlement Agreement and a certain Stock Purchase Agreement (as defined in the Master Settlement Agreement), as amended, ITB agreed to repurchase the ITB Shares from the Trustee for the price of $.50 per share, plus interest, and in payment for the ITB Shares, ITB delivered to the Trustee a certain Promissory Note dated December 13, 2002 in the original principal amount of $1,648,402.50 (the "Stock Note"), secured by a certain Pledge and Security Agreement also dated December 13, 2002 (as amended, the "ITB Security Agreement");

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         WHEREAS,  ITB has  defaulted in its  obligations  under the Stock Note;

         WHEREAS, ITGD is a wholly-owned subsidiary of ITB and the sole stockholder of ITG, and FWM is the sole stockholder of MJQ;

         WHEREAS, the parties hereto have engaged in negotiations in good faith with the objective of reaching an agreement with regard to the Debtors' plan of reorganization in the Chapter 11 Cases (the "Plan") and the restructure of ITB's obligations pursuant to the Stock Note;

         WHEREAS, as a result of such negotiations, the parties hereto have agreed to restructure the respective outstanding payment obligations of the Debtors and ITB pursuant to the Master Settlement Agreement, the Purchase and Sale Agreement, the Stock Purchase Agreement and the Stock Note (collectively, the "Payment Obligations"), and to amend certain of their respective obligations and agreements as contained in the Master Settlement Agreement and the Settlement Documents (the Master Settlement Agreement and the Settlement Documents, together with all instruments, agreements and documents executed and/or delivered in connection therewith or pursuant thereto, including the Foreclosure Documents, as identified on Schedule A annexed hereto, are referred to herein collectively as the "Existing Agreements"), effective upon the Effective Date (as defined below); and

         WHEREAS, FXM has agreed to deliver to the Trustee, and the Trustee has agreed to accept, pursuant to the terms of this Agreement, the guaranty of FXM, and in consideration therefor, the Trustee has agreed to release the guaranty of Michael J. Quigley, a party to the Master Settlement Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are

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hereby acknowledged,  the parties hereto agree as follows subject to Section 9.1 of this Agreement:

         1. DEFINED TERMS; INTERPRETATION.

            1.1 Definitions Incorporated by Reference. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Master Settlement Agreement.

            1.2 Amended Definitions. The definition of "Related Assets" set forth in the Master Settlement Agreement is hereby amended in the following respects:

               (i) In the penultimate line of the last paragraph of the definitions (found on page 9 of the Master Settlement Agreement) the following words are hereby deleted:

                  "all bank accounts and certificates of deposit of PBP and MJQ;"

               (ii) The period at the end of clause (j) is deleted and replaced with a semi-colon, the word "and" is inserted after the semi-colon and there is hereby added a new clause (k) to read as follows:

                  "all cash, deposit accounts, certificates of deposit and investment accounts of ITG and MJQ,"

            1.3 Definitions. The following capitalized terms used in this Agreement shall have the meaning set forth below or in the section of the Agreement referenced below.

            "Additional Capital Expenditure Reserve" shall mean an amount funded in accordance with Section 5.4(c) of this Agreement and maintained by ITG in the Operating Account as a reserve for Capital Expenditures.

            "Affiliate" shall mean (a) with respect to a Person, a spouse of such Person, any relative (by blood, adoption or marriage) of such Person within the third degree, any director, officer or employee of such Person, any other Person of which such first Person is a partner,

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member,  director,  officer  or  employee,  and any  other  Person  directly  or indirectly controlling or controlled by or under common control with such first Person. For purposes of this definition "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, direct or indirect, of the power to direct, or cause the direction of, the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. Without limiting the generality of the foregoing, any Person who has the direct or indirect beneficial ownership of more than twenty percent (20%) of the voting securities or voting equity of another Person shall be deemed to be an Affiliate of such other Person; and (b) with respect to either of the Debtors, in addition to any Person described in clause (a) above, the other Debtor and each of ITB, ITGD, FWM, FXM, Michael J. Quigley, O.C. Realty, GMO Travel and Leo Equity, whether or not any of them otherwise fit the definition of an Affiliate pursuant to clause (a) above.

            "Agreement"   has  the   meaning   ascribed  to  such  term  in  the
introductory paragraph of this Agreement.

            "Allowable Capital Expenditures" shall have the meaning ascribed to such term in Section 5.2 of this Agreement.

            "Allowed Unsecured Claims" shall have the meaning ascribed to such term in Section 6.1 of this Agreement.

            "Amendment to Stock Option Agreement" shall mean the Amendment No. 1 to the Stock Option Agreement dated February 28, 2002 in form and substance satisfactory to the Trustee, to be executed and delivered by the Trustee and ITB concurrently with the execution of this Agreement.

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            "Annual Budget" shall mean, for any ITG Accounting Year, the annual budget in reasonable detail prepared by ITG and as may be revised as set forth in Section 5.1 of this Agreement.

            "Annual Sweep Payment" shall have the meaning ascribed to such term in Section 3.5.2 of this Agreement.

            "Applicable Law" means, with respect to any Person, all provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of court or Governmental Authorities and all orders of arbitrators with appropriate jurisdiction (by contract or otherwise), and decrees of all courts and arbitrators in proceedings or actions to which the Person is a party or by which it (or any of its property) is bound.

            "Balloon Payment" shall have the meaning ascribed in such term in the Recitals to this Agreement.

            "Bankruptcy Code" shall have the meaning ascribed to such term in the Recitals to this Agreement.

            "Bankruptcy Court" shall have the meaning ascribed to such term in the Recitals to this Agreement.

            "Bareboat Charter" shall mean the Bareboat Charter Agreement, effective as of April 30, 2001, between MJQ, as owner and lessor, and ITG, as charterer and lessee.

            "Bareboat Charter Fee" shall mean the fee, in the maximum aggregate amount of $50,000 per month, payable to MJQ pursuant to the Bareboat Charter.

            "Base  Interest"  shall have the  meaning  ascribed  to such term in
Section 3.4 of this Agreement.

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            "Business Day" shall mean any day on which commercial banks are open for the transaction of business in the State of Florida.

            "Capital Expenditures" shall mean expenditures for the purchase of assets of long-term use which are or should be (in accordance with GAAP) capitalized.

            "Capital  Plan"  shall  have the  meaning  ascribed  to such term in
Section 5.1(b) to this Agreement. "Chapter 11 Cases" shall have the meaning ascribed to such term in the Recitals to this Agreement.

            "Cash on  Board"  shall  mean  cash  kept on  board  the Ship in the
approximate   amount  of  $700,000  in  the  ordinary  course  of  ITG's  gaming operations.

            "Closing Documents" shall mean all documents, instruments and agreements to be executed and delivered in connection with or pursuant to this Agreement by the parties hereto, including without limitation, Deed in Lieu of Foreclosure, Leasehold Mortgage, the Security Agreement, the ITGD Pledge Agreement, the Murray Pledge Agreement, the Stock Put Agreement, the Amended and Restated Escrow Agreement, the Control Agreements, the FXM Guaranty, the FWM Guaranty and the Subordination Agreement.

            "Collection  Costs" shall have the meaning  ascribed to such term in
Section 13.11.

            "Confirmation Order" shall have the meaning ascribed to such term in
Section 9.1 of this Agreement.

            "Control Agreement" shall mean that certain agreement between the Trustee, ITG and Wachovia Bank, N.A. entered into on or prior to the date of this Agreement to secure all Accounts set forth in Schedule 5.3 annexed hereto and that certain agreement between the

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Trustee,  MJQ and Wachovia  Bank,  N.A.  entered into on or prior to the date of this Agreement to secure all Accounts of MJQ.

            "Creditor Account" shall mean the Distribution Escrow Account as defined in the Plan.

            "Current Ratio" shall mean, for any period, the ratio of current assets to current liabilities, as determined in accordance with GAAP and adjusted to (a) exclude prior to any Event of Default current liabilities to the Trustee not yet due, and after an Event of Default any accelerated liabilities due to the Trustee, (b) exclude indebtedness and liabilities of ITG to its Affiliates (other than liabilities in respect of Permitted Affiliate Payments) which are subordinated in payment and priority to the Secured Obligations in the manner provided in the Plan, as incorporated in this Agreement and the Subordination Agreement and (c) include Creditor Account.

            "Debtors" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

            "Deed in Lieu"  shall  have the  meaning  ascribed  to such  term in
Section 8.1.1. of this Agreement.

            "Default" shall mean any event which, with the giving of notice or passage of time, or both, would constitute an Event of Default.

            "Default  Interest" shall have the meaning  ascribed to such term in
Section 13.3 of this Agreement.

            "Disclosure Statement" shall mean the Debtor's Amended Disclosure Statement in Support of Amended Joint Chapter 11 Plan of Reorganization dated July 10, 2003 to which the Plan is Exhibit A.

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            "Disputed  Claims  Reserve" shall have the meaning  ascribed to such term in Section 6.1 of this Agreement.

            "Disputed Unsecured Claims" shall have the meaning ascribed to such term in Section 6.1 of this Agreement.

            "Effective Date" shall mean October 15, 2003.

            "Environmental  Laws"  shall mean all  Applicable  Laws  relating to public health and safety or the pollution or protection of the environment, including, without limitation, Applicable Laws relating to the release, discharge, emission, spill, leaching, or disposal of Hazardous Substances to air, water or land, or to the withdrawal or use of ground water, or to the use, handling, disposal, treatment, storage or management of Hazardous Substances.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rules and regulations issued thereunder.

            "Escrow Agent" shall mean the law firm of Drinker Biddle & Reath LLP, as appointed pursuant to the Escrow Agreement.

            "Escrow Agreement" shall mean that certain Escrow Agreement dated as of February 28, 2002 among the Trustee, MJQ, FWM, ITB, the other parties to the Master Settlement Agreement and the Escrow Agent, as amended from time to time.

            "Event of Default" shall mean any of the events specified in Section 12 and Section 13.7 of this Agreement, provided that any requirement for notice or lapse of time has been satisfied.

            "Excluded  Assets"  shall have the meaning  ascribed to such term in
Section 8.1.2 of this Agreement.

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            "Existing  Agreements"  shall have the meaning ascribed to such term in the Recitals to this Agreement as they may have been heretofore modified or may now be modified pursuant to the Amended and Restated Escrow Agreement or this Agreement.

            "Final Maturity Date" shall mean the third anniversary date of the Effective Date of this Agreement.

            "Forbearance  Fee" shall have the  meaning  ascribed to such term in
Section 4.1 of this Agreement.

            "Foreclosure Documents" shall mean the documents and agreements set forth on Schedule 3(b)(i) to the Master Settlement Agreement as such documents and agreements may be replaced or revised pursuant to the Amended and Restated Escrow Agreement.

            "Free Cash Flow" shall mean, with respect to ITG for any ITG Accounting Year beginning with the ITG Accounting Year commencing December 29, 2003, the net income (or net loss) after State of Florida taxes of ITG for such ITG Accounting Years as determined in accordance with GAAP, plus depreciation and amortization expense and any other non-cash charges to net income for such period, less each of the following items (to the extent not already deducted in calculating net income) for such period: (a) payments of principal, interest, Forbearance Fees, and Stay Bonus made hereunder, including Sweep Payments, if any, applied thereto in any such ITG Accounting Year, (b) pre-petition debts paid in accordance with the Plan after December 28, 2003 to creditors or claimants other than the Trustee, excluding debts paid from the Creditor Account from payments made before December 29, 2003, (c) deposits, if any, made to
replenish  the  Operating  Reserve,   (d)  Allowable  Capital  Expenditures  and
Necessary Capital Payments to the extent actually incurred, (e) deposits, if any, made to the Additional Capital Expenditure Reserve, and (f) Tax Sharing Payments actually made to ITB.

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            "FWM"  shall  have  the  meaning   ascribed  to  such  term  in  the
introductory paragraph of this Agreement.

            "FWM Replacement Guaranty" shall mean the guaranty agreement in the form mutually satisfactory to FWM and the Trustee as more particularly described in Section 5.9 of this Agreement.

            "FXM"  shall  have  the  meaning   ascribed  to  such  term  in  the
introductory paragraph of this Agreement.

            "FXM Guaranty" shall mean the guaranty agreement in the form mutually satisfactory to FXM and the Trustee as more particularly described in
Section 5.9.

            "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other entity as may be approved by a significant segment of the accounting profession, as in effect on the date of this Agreement, applied on a basis consistent with the application of the same in prior fiscal periods. In the event that any
accounting  change  of  the  Financial   Accounting  Standards  Board  shall  be
promulgated resulting in a change in the method of calculation of financial covenants, financial standards or other terms in this Agreement, then the Debtors and the Trustee agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such accounting changes to the effect that the criteria for evaluating the Debtors' financial condition shall be the same after such accounting changes as if such accounting changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Debtors and the Trustee, all

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financial covenants, financial standards and other terms in this Agreement shall continue to be calculated or construed as if such accounting changes had not occurred.

            "General Unsecured Creditors" shall mean the holders of Allowed Class 3A and 3B Unsecured Claims as defined in the Plan.

            "GMO Travel" shall mean GMO Travel, Inc., a Florida corporation.

            "Governmental Authority" shall mean any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, including, without limitation, any agency, corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

            "Gross Revenues" shall mean any and all gross cash proceeds and receipts received by or on behalf of ITG from all sources whatsoever in connection with the operation, management or other use of the Ship and the Related Assets, computed in accordance with GAAP.

            "Hazardous Substances" shall mean any and all pollutants, contaminants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required, or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which may be restricted, prohibited or penalized, by an Environmental Law (including, without limitation, petroleum products, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls and substances defined as Hazardous Substances under any Environmental Law).

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            "Indebtedness"  shall  mean,  with  respect to any  Person  (without duplication): (a) all indebtedness for borrowed money of such Person; (b) all obligations of such Person for the deferred purchase price of capital assets or other property or services (excluding trade and other payables incurred in the ordinary course of business); (c) all obligations of such Person evidenced by notes, bonds, debentures or other instruments; (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller and lender under such agreement in the event of default are limited to repossession or sale of such property) and all other obligations secured by a Lien on the property or assets of such Person; (e) all capital lease obligations of such Person; (f) all obligations, contingent or otherwise, of such Person under acceptances, letters of credit or similar facilities; (g) all obligations of such Person to purchase, redeem, retire or otherwise acquire for value any capital stock of such Person or any warrants, rights or options to acquire such capital stock, which obligations shall be valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends and, in the case of other such obligations, at the amount that, in light of all the facts and circumstances existing at the time of determination, is reasonably expected to be payable; (h) all guarantees of such Person; (i) all Synthetic Leases or similar off- balance sheet obligations of such Person; (j) all Indebtedness referred to in clauses (a) through (i) above secured by (or which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (k) all unfunded pension liabilities.

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            "Indemnified  Claims"  shall mean all personal  injury claims which, save for the payment of any applicable deductible, are expected to be ultimately indemnified through applicable insurance policies maintained by the Debtors for liability insurance, including, without limitation those claims of Class 3C Creditors as defined in the Plan.

            "Indemnified Persons" shall mean the Trustee, his agents, employees,
representatives,   attorneys,   accountants,   independent  consultants,   other
professionals, and any successors and assigns thereof.

            "ITB"  shall  have  the  meaning   ascribed  to  such  term  in  the
introductory paragraph of this Agreement.

            "ITB Security Agreement" shall have the meaning ascribed to such term in the Recitals to this Agreement.

            "ITB Shares" shall have the meaning ascribed to such term in the Recitals to this Agreement.

            "ITG"  shall  have  the  meaning   ascribed  to  such  term  in  the
introductory paragraph of this Agreement.

            "ITG Accounting Year" shall mean the annual accounting period utilized by ITG consisting of 52 or 53 weeks starting in December of each year.

            "ITGD" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

            "Leasehold Mortgage" shall mean the mortgage and security agreement covering all right, title and interest of ITG in and to the Port Lease, in form appropriate for recording or registering with the appropriate Governmental Authority, to be executed and delivered to the Trustee pursuant to this Agreement.

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

            "LEO  Equity"  shall  mean  LEO  Equity   Group,   Inc.,  a  Florida
corporation.

            "Lien" shall mean any mortgage, lien, pledge, assignment, charge, security interest, title retention agreement, separate beneficial interest, levy, execution, seizure, attachment or garnishment in respect of any property, whether created by statute, contract, common law or otherwise, and whether or not choate, vested or perfected.

            "Liquidation Event" shall mean the termination of the Orderly Liquidation Period without all Defaults or Events of Default having been cured as provided in Section 13.6 of this Agreement or the occurrence and continuation of an Event of Default at any time after the termination of an earlier Orderly Liquidation Period.

            "Master Settlement Agreement" shall have the meaning ascribed to such term in the Recitals to this Agreement.

            "Material Adverse Change" shall mean (a) any material adverse change in the business, condition (financial or otherwise), assets, liabilities, results of operations, properties, or business prospects of ITG, and (b) any material adverse change with respect to the binding nature, validity, or enforceability of this Agreement or any Closing Document or Settlement Document, or with respect to the ability of the Obligated Parties to perform their obligations under this Agreement, whether resulting from any single act, omission, situation or event or taken together with other such acts, omissions, situations or events.

            "Material Agreements" shall have the meaning ascribed to such term in Section 10.15 of this Agreement.

            "MJQ"  shall  have  the  meaning   ascribed  to  such  term  in  the
introductory paragraph to this Agreement.

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

            "MJQ  Advances"  shall  have the  meaning  ascribed  to such term in
Section 5.6 of this Agreement.

            "Monitoring  Fee" shall have the  meaning  ascribed  to such term in
Section 4.2 of this Agreement.

            "Monthly  Payment"  shall have the meaning  ascribed to such term in
Section 3.5.1 of this Agreement.

            "Necessary   Capital   Payments"   shall  mean  the   payments   and
expenditures described in clauses (A), (B) and (C) of Section 5.5 of this Agreement.

            "Obligated Parties" shall mean, collectively, jointly and severally, ITG, MJQ and ITB.

            "O. C. Realty" shall mean O. C. Realty LLC, a Florida limited liability company. "Orderly Liquidation Period" shall have the meaning ascribed to such term in Section 13.5 of this Agreement.

            "Operating Account" shall mean Account No. 2000011165039, maintained by ITG at Wachovia Bank, N.A.

            "Operating Reserve" shall mean an amount not to exceed $500,000 in the aggregate at any time, maintained by ITG in the Operating Account as a reserve for working capital needs.

            "Payment Deferral Reserve" shall have the meaning ascribed to such term in Section 3.7 of this Agreement.

            "Permitted Affiliate Payments" shall mean (a) payments to GMO Travel in respect of goods or services provided after January 3, 2003 by GMO Travel to ITG in the ordinary course of business and on terms no less favorable to ITG than those generally available from independent third parties, (b) all salary, bonus and benefits payable to FXM in accordance with his existing employment agreement, and increases in such salary not to exceed 5% per year, and the bonus payable to FXM for (fiscal or calendar year) 2002 in the amount of $88,750, and (c) the regular monthly or bi-weekly payroll payment by ITG to MJQ.

            "Permitted  Liens"  shall have the meaning  ascribed to such term in
Section 11.2 of this Agreement.

            "Payment Obligations" shall have the meaning ascribed to such term in the Recitals to this Agreement.

            "Person" shall mean an individual, corporation, limited liability company, association, partnership, business, joint venture, trust, estate, unincorporated organization, government or any agency or political subdivision thereof, or any other entity.

            "Plan" shall have the meaning ascribed to such term in the Recitals to this Agreement.

            "Port Lease" shall mean the Maritime Office Complex Lease and Operating Agreement dated April 24, 2002, as amended, between the Port of Palm Beach District, as landlord, and ITG, as tenant.

            "Purchase and Sale Agreement" shall have meaning ascribed to such term in the Recitals to this Agreement.

            "Restricted Payment Period" shall have the meaning ascribed to such term in Section 5.5 of this Agreement.

            "Restricted Payments" shall mean any and all of the payments and/or expenditures described in Section 5.4 of this Agreement excluding Necessary Capital Payments.

            "Secured Obligations" shall mean, collectively, the Payment Obligations, all accrued and unpaid interest thereon (both before and after an Event of Default), and (without duplication) all fees (including without limitation, the Forbearance Fee, Monitoring Fees and the Stay Bonuses), expense reimbursements (including, without limitation, Collection Costs), indemnities and all other amounts accrued and payable to the Trustee pursuant to this Agreement.

            "Security Agreement" shall mean one or more security agreements, in form and substance satisfactory to the Trustee, to be executed and delivered by the Debtors pursuant to the terms of this Agreement.

            "Settlement Documents" shall have the meaning ascribed to such term in the Recitals to this Agreement as they may be modified pursuant to the Amended and Restated Escrow Agreement or this Agreement.

            "Ship" shall have the meaning ascribed to such term in the Recitals to this Agreement.

            "Ship Mortgage" shall have the meaning ascribed to such term in the Recitals to this Agreement.

            "Ship Note" shall have the meaning ascribed to such term in the Recitals to this Agreement.

            "Ship Obligations" shall have the meaning ascribed to such term in the Recitals to this Agreement.

            "Stay  Bonuses"  shall  have the  meaning  ascribed  to such term in
Section 4.3 of this Agreement.

            "Stock Note" shall have the meaning ascribed in such term in the Recitals to this Agreement.

            "Stock Pledge Agreement" shall mean, collectively, the stock pledge agreements, in form and substance satisfactory to the Trustee, to be executed and delivered by ITGD and FWM, respectively, pursuant to the terms of this Agreement.

            "Subordination Agreement" shall mean the subordination agreement, in the form mutually satisfactory among the parties and, to be executed and delivered by the Debtors, ITB, ITGD, FWM and FXM pursuant to the terms of this Agreement, under which the debts and liabilities of ITG to its Affiliates (other than for or in respect of Permitted Affiliate Payments) are subordinated in payment and priority to the Secured Obligations.

            "Synthetic Lease" shall mean an off-balance sheet financing of a capital asset or project where the borrower is treated as the owner of the asset or project for tax purposes but not for book accounting purposes.

            "Tax Sharing Fee" shall mean the fee, in a maximum aggregate monthly amount not to exceed $100,000, payable by ITG to ITB pursuant to a certain Tax Sharing Agreement dated as of July 1, 2003, among ITB and its subsidiaries.

            "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of New Jersey, including as amended from time to time.

            1.4 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

            1.5 Number; Gender. Unless the context otherwise requires, any words used in the plural shall include the singular, and vice versa, and any words used in the masculine form shall also include the feminine and neuter forms, and vice versa.

            1.6 Recitals. The Recitals to this Agreement are incorporated herein by reference.

         2. EXISTING AGREEMENTS.

            2.1 Existing Agreements Ratified. The Debtors, FWM and ITB hereby ratify and confirm their obligations under the Existing Agreements as amended and supplemented by this Agreement, and acknowledge and agree that except as provided in this Agreement or replaced and revised pursuant to the Amended and Restated Escrow Agreement, the Existing Agreements constitute their legal, valid and binding obligations, enforceable in accordance with their respective terms, and continue in full force and effect, unmodified; provided that in the event of a conflict between the terms and provisions of any of the Existing Agreements and this Agreement, the terms and provisions of this Agreement shall control and further provided, however, that the Existing Agreements and this Agreement are subject to the terms of the Plan as confirmed. The Plan, this Agreement and Existing Agreements shall be construed to the greatest extent possible to be consistent with each other.

         3. PAYMENT OBLIGATIONS.

            3.1 Amount. As of the date hereof, the aggregate amount of the Payment Obligations (which amount shall be deemed to be the principal amount of the Payment Obligations) consists of the sum of the following:

                  (a)      $9,750,000, being the Balloon Payment;

                  (b) (i) $1,511,035.70, being the unpaid principal balance of the Stock Note, plus

                           (ii) $15,488.12, being interest thereo from December 13, 2002 until and including January 23, 2003 at an annual rate of 9%, and

                           (iii) $121,890.21 being interest thereon from January 24, 2003 until and including the Effective Date of this Agreement at an annual rate of 11%; and

                  (c) $225,000, being the consideration payable to the Trustee for his agreement to sell to ITB an additional 450,000 ITB Shares pursuant to Section 28 of the Stock Purchase Agreement as amended.

            3.2 Joint and Several Obligations. The Obligated Parties hereby agree to pay the Secured Obligations to the Trustee as provided in this Agreement and each acknowledge and agree that notwithstanding anything to the contrary contained in any of the Existing Agreements, the Secured Obligations are the joint and several obligations and liabilities of the Obligated Parties, and are justly due and owing to the Trustee, without any offsets, claims, counterclaims or defenses.

            3.3 Final Maturity Date. Notwithstanding any term or provision of this Agreement to the contrary, the Secured Obligations, if or to the extent not sooner paid, are due and payable in full on the Final Maturity Date.

            3.4 Base Interest. The unpaid principal amount of the Payment Obligations shall bear interest, from the Effective Date of this Agreement until the earlier of (a) payment in full and (b) the commencement (if any) of the Orderly Liquidation Period, at an annual rate of twelve percent (12%), calculated on the basis of a 360-day year ("Base Interest").

            3.5 Payment Installments. The Payment Obligations and Base Interest thereon are payable in the following installments:

               3.5.1  On  the  first  Business  Day  of  each  calendar   month,
commencing with the first such date after the Effective Date, the sum of $400,000 (each, a "Monthly Payment"), to be applied, first, to the payment of accrued and unpaid Base Interest, and thereafter, to the unpaid principal portion of the Payment Obligations; provided, however, that in the event of a refinancing and prepayment of the Payment Obligations as described in Section 8.3, the Monthly Payment shall be reduced to a monthly amount equal to the greater of (a) $100,000 and (b) the monthly amount necessary to amortize the unpaid principal amount of the Payment Obligations in equal monthly installments by the Final Maturity Date.

               3.5.2 On or prior to March 31, 2005, and on each March 31 thereafter until payment in full of the Payment Obligations, an amount equal to 75% of the Free Cash Flow of ITG for the preceding ITG Accounting Year (each, an "Annual Sweep Payment"), beginning with the ITG Accounting Year which begins December 29, 2003, to be applied, first, to the payment of accrued and unpaid interest on the Payment Obligations, second, to the payment of the unpaid principal amount of the Payment Obligations, and thereafter, to the payment of any other Secured Obligations in such order and manner as the Trustee shall determine.

                  (a) Each Annual Sweep Payment shall be accompanied by a calculation, in reasonable detail, of Free Cash Flow for the applicable ITG Accounting Year, certified as true and correct by the President or Chief Financial Officer of ITG. In the event of any dispute between ITG and the Trustee with respect to the calculation of Free Cash Flow, the parties shall engage, at ITG's expense, an independent certified public accountant mutually acceptable to the Trustee and ITG to perform the calculation.

                  (b) After payment in full to the Trustee of an Annual Sweep Payment for any ITG Accounting Year, and assuming that (i) the calculation of Free Cash Flow in connection with such Annual Sweep Payment is not in dispute,
(ii) no Restricted Payment Period is in effect, and (iii) no uncured Default or Event of Default exists under this Agreement, ITG may expend, transfer or otherwise dispose of the 25% balance of Free Cash Flow for such ITG Accounting Year in its sole discretion.

            3.6 Prepayments. At any time and from time to time, Obligated Parties, each in their sole discretion, may prepay all or any portion of the principal amount of the Payment Obligations upon the concurrent payment of all accrued and unpaid interest on such portion of the Payment Obligations being prepaid.

            3.7 Payment  Deferral  Reserve.  Notwithstanding  the  provision  of
Section 3.5.1, in the event that the Obligated Parties fail to make any Monthly Payment in whole or in part, such failure shall not constitute a Default hereunder if (a) the Trustee receives at least one (1) Business Day prior written notice advising the Trustee of a payment deferral for such month, (b) no Restricted Payments have or will be made in any such month for which a deferral is available and utilized, and (c) the aggregate amount of all Monthly Payments deferred and unpaid at the time of such notice does not exceed the sum of (i) $800,000, (ii) all prepayments of the Payment Obligations, and (iii) all Annual Sweep Payments (such sum being referred to herein as the "Payment Deferral Reserve"); provided; however, that the Payment Deferral Reserve shall not exceed $800,000 in the aggregate in the 34th month after the Effective Date, and $400,000 in the aggregate in the 35th month after the Effective Date.

         4. TRUSTEE FEES. The Obligated Parties shall pay to the Trustee the following fees and payments, in the amounts and at the times set forth below, none of which shall be applied to reduce the outstanding principal of or accrued interest on the Payment Obligations:

            4.1 Forbearance Fee. A forbearance fee in the aggregate amount of $350,000 (the "Forbearance Fee") shall be due and payable as follows:

                  (a) $100,000 on the Effective Date; and

                  (b) $250,000, without interest, on the earliest of (i) the date on which the Payment Obligations are paid in full, (ii) the Final Maturity Date, and (iii) the date on which ITG has received in the aggregate the sum of at least $250,000 with respect to the pre-petition loan/receivable owed to ITG by O.C. Realty in the outstanding principal amount as of the date hereof of $2,021,176.90, whether in full or partial payment thereof, or as the proceeds of the sale, assignment or other disposition thereof, or as the proceeds of a financing secured in whole or in part thereby;

            4.2 Monitoring Fee. A monthly fee in the amount of $5,000 plus reimbursement of the fees and expenses incurred after the Effective Date by the Trustee's accounting firm of Mercadien, P.C. (f/k/a Druker, Rahl and Fein) in connection with the Trustee's oversight of the operations of the Debtors (collectively, the "Monitoring Fee") shall accrue during the term of this Agreement and shall be payable monthly, in arrears, on the first Business Day of each calendar month after the Effective Date; provided, however, that the Monitoring Fee shall not exceed at any time the sum of $12,500 per month on a cumulative basis since the Effective Date except as provided in Section 13.5.6 of this Agreement; and

            4.3 Stay Bonuses. Stay bonuses in the respective amounts of $200,000 and $100,000 (the "Stay Bonuses") will be due and accrue to the Trustee on the first day of the 13th and 25th months, respectively, after the Effective Date if any portion of the Payment Obligations remains unpaid and outstanding on the applicable date. The Stay Bonuses will be payable on the earlier of (i) the date on which the Payment Obligations are paid in full and (ii) the Final Maturity Date.

         5. OPERATING COVENANTS.

            5.1 Annual Budget Plan. (a) On or before December 15 of each ITG Accounting Year beginning with December 15, 2003, ITG shall deliver to the Trustee the Annual Budget for the next ITG Accounting Year. During the month of August in each year, ITG shall review the Annual Budget with a view toward making reasonable and appropriate revisions thereto, and if the Annual Budget is then revised, ITG shall deliver a copy of the revised Annual Budget to the Trustee within ten (10) days after approval by ITG's management. Each Annual Budget and any revised Annual Budget shall be in reasonable detail and shall be accompanied by a certification of the President or Chief Financial Officer of ITG that such Annual Budget (in light of the constraints of this Agreement) is reasonable, is made in good faith, is consistent with the terms and conditions of this Agreement, and represents ITG's best judgment as to such matters.

               (b) Included in the Annual Budget (as the same may be revised from time to time) shall be a capital budget for planned Capital Expenditures (the "Capital Plan"). The Debtors shall utilize the funds allocated in the Capital Plan to ensure the Ship is maintained in good working order and consistently with standards of safety and seaworthiness dictated by the United States Coast Guard, International Maritime Organization, the Republic of Panama and/or Det Norske Veritas (or the classification society to which the Ship belongs at the time).

            5.2 Allowable Capital Expenditures. So long as the Debtors are current with all payments due to the Trustee, the Debtors shall be permitted to spend up to $300,000 per year (pro-rated for the ITG Accounting Year ending December 28, 2003) plus the reasonable and necessary costs of Drydock (not to exceed $350,000 in each of 2003 and 2005) and Wetdock (not to exceed $100,000 in each of 2004 and 2006) consistent with the Capital Plan and Capital Expenditures paid for out of the Additional Capital Expenditure Reserve. In addition and so long as the Debtors are current with all payments due to the Trustee, the Debtors may make the Capital Expenditures in the amounts and for the purposes described in Schedule 5.2 annexed hereto and as may be approved in writing by the Trustee in the future. Notwithstanding the foregoing, the Debtors with the prior consent of the Trustee (or ISP, its agent), which consent will not be unreasonably withheld or delayed, may make necessary Capital Expenditures required to correct any mechanical deficiency which may negatively impact the Ship's service schedule or to maintain acceptable standards of safety and seaworthiness as dictated by the United States Coast Guard, International Maritime Organization, the Republic of Panama and/or Det Norske Veritas (or the classification society to which the Ship belongs at the time) that may result in exceeding the Capital Plan. Capital expenditures made under this Section 5.2 are collectively referred to as "Allowable Capital Expenditures".

            5.3 Receipts; Funds; Payments. From the date of this Agreement until payment in full of the Secured Obligations: (a) ITG shall deposit and/or cause to be deposited all Gross Revenues of ITG (excluding Gross Revenues kept on board the Ship in the ordinary course of business to maintain the Cash on Board and excluding such petty cash not to exceed $30,000 as may be kept on board the Ship or in ITG's offices in the ordinary course of business) into the Operating Account, or such other Accounts which are set forth in Schedule 5.3 hereto or shall have been identified to the Trustee by at least thirty (30) days prior written notice and in which the Trustee has a perfected security interest; (b) no funds shall be transferred to any other accounts of the Debtors except upon at least thirty (30) days prior written notice to the Trustee identifying such new account(s) and after execution and delivery to the Trustee of all documents as the Trustee may reasonably require to create and perfect a security interest in such new account(s); and (c) no monies shall be paid out of any accounts of ITG except in the ordinary course of business except as otherwise expressly permitted or required by this Agreement or the Plan.

            5.4 Restricted Payments. As long as no Default or Event of Default exists under this Agreement, after payment in full of all amounts due and payable pursuant to Sections 3 and 4 of this Agreement, including all amounts previously deferred in accordance with Section 3.7, ITG may make the following payments and/or deposits:

               (a) to MJQ, the Bareboat Charter Fee for such month and any accrued and unpaid Bareboat Charter Fees, less the aggregate amount of all MJQ Advances made pursuant to the provisions of Section 5.6 hereof and not repaid to ITG by MJQ;

               (b) to ITB, the Tax Sharing Fee for such month and any accrued and unpaid Tax Sharing Fees; and

               (c) before March 31 of each ITG Accounting Year, beginning with ITG Accounting Year commencing December 29, 2003, a deposit into the Additional Capital Expenditure Reserve in an amount not to exceed the lesser of (i) Free Cash Flow (calculated before deduction for deposits into the Additional Capital Expenditure Reserve for such year) of ITG for the preceding ITG Accounting Year and (ii) $400,000 for the ITG Accounting Year which begins December 29, 2003 and $150,000 in each of the next two ITG Accounting Years;

amounts already on deposit in the Additional Capital Expenditure Reserve may not be spent by ITG during a Restricted Payment Period without the prior written consent of the Trustee, except Necessary Capital Payments.

            5.5 Restricted Payment Period. In the event that the Obligated Parties have failed to make in full any payment required pursuant to Sections 3 or 4 of this Agreement as and when any such payment was due and payable, and as long as such non-payment continues, in whole or in part, or in the event that the Obligated Parties have given notice of a payment deferral pursuant to
Section 3.7 of this Agreement, during any such period of payment deferral (each such period being hereinafter referred to as a "Restricted Payment Period"), the Obligated Parties shall not make or permit to be made any Restricted Payments or Allowable Capital Expenditures, in whole or in part, except (A) for Capital Expenditures in case of emergency as necessary for the safety, seaworthiness or classification of the Ship, (B) for such Allowable Capital Expenditures as were previously ordered under a non-cancelable commitment during a period that was not a Restricted Payment Period, or (C) such Capital Expenditures approved in advance by the Trustee, which approval will not be unreasonably withheld or delayed (Capital Expenditures described in clauses (A), (B) and (C) of this Section 5.5 are hereinafter referred to collectively as "Necessary Capital Payments"). Any Restricted Payment received by any party hereto (other than the Trustee) during a Restricted Payment Period shall be held in trust for the Trustee and shall be paid over to the Trustee immediately upon demand therefor.

            5.6 MJQ Advances. During any Restricted Payment Period, ITG may advance monies to MJQ, which advances shall be treated as loans (the "MJQ Advances") and shall be repaid to ITG from subsequent payments of the Bareboat Charter Fee made to MJQ by

ITG. The MJQ Advances shall be made only for the following purposes and in the following maximum amounts:

               (a) To pay the reasonable and necessary costs of defending the Indemnified Claims in the event (and only to the extent) that the defense costs thereof are not covered by insurance, in a maximum aggregate amount of $100,000 during the term of this Agreement; and

               (b) To reimburse and/or advance for the reasonable and necessary documented out-of-pocket business expenses of FWM, in an amount not to exceed $25,000 in the aggregate as of the Effective Date and $5,000 per month thereafter, which amounts, if unused, shall not cumulate.

            5.7 Subordinated Payments. From the date of this Agreement until payment in full of the Secured Obligations, all indebtedness, obligations and liabilities of ITG to any of its Affiliates excluding, however, Permitted Affiliate Payments, shall be subordinated in payment and priority to the Secured Obligations pursuant to the terms and conditions of the Subordination Agreement, except as otherwise expressly permitted by the terms of this Agreement. Permitted Affiliate Payments are permitted to be made in the ordinary course of business.

            5.8 Other Permitted Payments. Notwithstanding anything to the contrary contained in this Agreement, the Debtors may make payments in accordance with the Plan.

            5.9 Current Ratio. During the term of this Agreement, ITG shall maintain a Current Ratio of at least 1:1, measured as of the end of each quarter of each ITG Accounting Year, provided, however, that no Default shall be deemed to exist with respect to this provision unless ITG shall fail to comply with this Section 5.9 for two consecutive quarters. FXM and FWM shall jointly, severally and unconditionally guaranty and act as surety for obligation of the

Debtors under this Section 5.9 to maintain a Current Ratio of at least 1:1, measured as of the first day of the Orderly Liquidation Period.

            5.10 Title to Ship. From the date of this Agreement until payment in full of the Secured Obligation, neither of the Debtors shall transfer or otherwise encumber ownership of the Ship or grant any security interest or other interest in or rights to the Ship without the express written consent of the Trustee (subject to Section 8.3 of this Agreement).

            5.11 Conduct of Ship Business. From the date of this Agreement until payment in full of the Secured Obligation, except as otherwise consented to by Trustee in writing or as specifically provided in this Agreement, ITG shall: (a) carry on the Ship's business operations in, and only in, the usual, regular and ordinary course, in substantially the same manner as conducted heretofore and, to the extent consistent with such business operations, use reasonable efforts to keep available the services of its present employees and preserve the goodwill of the Ship and relationships with insurance companies, suppliers, customers, and others having business dealings with the Ship; (b) maintain the Ship and all material equipment and other property used in connection with the operation of the Ship in good working order and repair, except for depletion, depreciation, ordinary wear and tear and damage by casualty, and in compliance with all Applicable Laws and standards of safety and seaworthiness, including without limitation, as established by the United States Coast Guard, International Maritime Organization (IMO), the Republic of Panama and Det Norske Veritas (or any other classification society to which the Ship belongs at such time), provided, however, that ITG shall not be deemed to have failed to comply with this clause (b) in respect of any repair or replacement delayed or not made as a result of the Trustee's delaying or withholding consent to any Capital Expenditure pursuant to Section 5.2 hereof or any other provision of this Agreement; (c) keep in full force and effect insurance coverages no less than those now carried by it (although deductibles may be reasonably increased and coverages may be reasonably limited to avoid increases in insurance premiums substantially above current levels); (d) perform in all material respects all of its obligations under agreements, contracts and instruments relating to or affecting its properties, assets and the Ship's business operations; (e) comply in all material respects with all Applicable Laws relating to the conduct of the Ship's business operations, and keep in full force and effect all licenses, permits and approvals necessary for the conduct of the Ship's business operations; and (f) promptly advise the Trustee in writing of any Material Adverse Change.

            5.12 Bareboat Charter. From the date of this Agreement until payment in full of the Secured Obligations, and notwithstanding the failure to pay the Bareboat Charter Fee at any time or from time to time, MJQ and ITG shall maintain the Bareboat Charter in full force and effect at all times and shall not terminate, cancel or modify, or permit the expiration or non- renewal of, the Bareboat Charter without the prior written consent of the Trustee.

            5.13 Port Lease. From the date of this Agreement until payment in full of the Secured Obligations, without the prior written consent of the Trustee, ITG shall not cancel, terminate or surrender the Port Lease, assign or sublease all or any portion of the premises demised thereby, or modify or amend any of the terms thereof, and ITG shall perform and observe all of its obligations under the Port Lease and shall maintain the Port Lease within applicable grace periods in full force and effect.

            5.14 Prohibited Payments. From the date of this Agreement until payment in full of the Secured Obligations, ITG shall not make or pay any dividends, distributions, bonuses, salary increases, directors' fees, expense reimbursements, advances, loans, or other additional forms of or increases in compensation, benefits or perquisites to or for the benefit of FWM or FXM or any of their respective Affiliates, except for Permitted Affiliate Payments. ITG and FWM agree that until the Secured
Obligations are paid in full, FWM shall not receive any salary or other compensation from ITG.

            5.15 ITB Employees. On the Effective Date, all employees of ITB as of December 15, 2002 and currently employed by ITG, including without limitation, William Warner, Christine Rice Newell, Tanuja Murray, Helene Monturano, Elizabeth Kerr Barr and Eduardo Ayrosa, shall be transferred to the employ of ITB and shall not be re-employed by ITG during the term of this Agreement.

            5.16 Books and Records.  During the term of this Agreement,  each of the Debtors shall maintain at all times books of record and account in which complete, true and correct entries shall be made of all dealings and transactions in relation to its business and affairs. All books and records relating to the operation of the Ship are maintained either at the offices of the Debtors located at One East 11th Street, Riviera Beach, Florida, or at off-site commercial storage facilities previously identified in writing (including name and address of actual location of books and records) provided the Trustee has equivalent access (for purposes of Section 5.17) to the off-site facilities, and shall remain there during the term of this Agreement except as otherwise provided in this Section 5.16. The Debtors shall provide the Trustee with at least ten (10) Business Days written notice prior to the relocation of the offices where books and records are maintained, and such notice shall identify the address of the relocated offices in which such books and records shall be maintained, including offsite storage facilities with unaffiliated third parties in the ordinary course of business.

            5.17 Access. During normal business hours, no more frequently than monthly, and upon reasonable notice (and for this purpose no more than two (2) Business Days notice shall be required under any circumstances) if no Default or Event of Default exists under this Agreement, or at any time and from time to time, with or without notice, during the continuance of a Default or Event of Default under this Agreement, the Debtors shall allow the Trustee and any agents and representatives of the Trustee to visit and inspect the Ship and any of the other properties of the Debtors, to examine the books of account and other records and files of the Debtors, to make copies thereof, and to discuss the affairs, business, finances and accounts of the Debtors with their respective officers, employees, agents and accountants; and the Debtors will provide the Trustee and his agents and representatives with reasonable access to all information regarding the Ship, and its operations and financial condition. Any such inspections are solely for the benefit of the Trustee and no action or inaction by the Trustee shall constitute any representation that the Debtors are in compliance with the terms of this Agreement.

            5.18 Second Vessel. From the date of this Agreement until payment in full of the Secured Obligations, the Debtors shall not, and shall not permit an Affiliate to, acquire, operate, control, manage or otherwise be involved in the ownership, operation or management of a casino cruise ship other than the Ship operating from the Port of Palm Beach, Florida (a "Second Vessel") unless such Affiliate first agrees to do the following:

         (a) guarantee that all net income, less principal payments on bona fide third party institutional debt, commercially reasonable capital expenditure reserves, and such commercially reasonable contingency reserves as may be approved in advance by the Trustee such approval not to be unreasonably withheld or delayed, from the Second Vessel shall be transferred to ITG and added to Free Cash Flow for any ITG Accounting Year for which the Annual Sweep

Payment payable to the Trustee is less than the amount budgeted for the Annual Sweep Payment for such ITG Accounting Year, as provided in the budgets attached as Schedule 5.18 hereto, but only to the extent of the shortfall in the budgeted amount;

         (b) guarantee that in the event the Debtors are in a Restricted Payment Period, all net income, less principal payments on bona fide third party institutional debt, commercially reasonable capital expenditure reserves, and such commercially reasonable contingency reserves as may be approved in advance by the Trustee such approval not to be unreasonably withheld or delayed, from the Second Vessel shall be transferred to ITG, to the extent necessary to cover any shortfall that otherwise exists in payment of Monthly Payments and Monitoring Fees, until such time as the Debtors are no longer in a Restricted Payment Period; and

         (c) provide access to the Second Vessel in accordance with Section 5.17 of this Agreement.

         Such Affiliate shall execute and deliver a guaranty agreement covering the provisions of subsections (a), (b) and (c) in a form reasonably satisfactory to the Trustee.

         6. GENERAL UNSECURED CREDITORS.

            6.1 Initial Payment; Reserve. On the Effective Date, the Debtors shall (i) make payment to General Unsecured Creditors in cash in an amount equal to 50% of the total claims of General Unsecured Creditors (the "Allowed Unsecured Claims"), and (ii) shall establish a reserve (the "Disputed Claims Reserve") in cash in an amount sufficient to satisfy 50% of the disputed Class 3A and 3B Claims (as defined in the Plan) (the "Disputed Unsecured Claims").

            6.2 Creditor Account. Beginning 30 days after the Effective Date, during each of the next six calendar months and by the 25th day of each such calendar month, the

Debtors shall pay into the Creditor Account the aggregate sum of $70,000 to be held and applied to the final payment in respect of claims of General Unsecured Creditors.

            6.3 Balance of Payments. Six months after the Effective Date, the Debtors shall pay (a) in full all Allowed Unsecured Claims, together with interest at the rate of 8% per annum for the period from the Effective Date until such payment, and (b) additional monies into the Disputed Claims Reserve in an amount sufficient to satisfy the Disputed Unsecured Claims in full in the event that such claims become Allowed Unsecured Claims.

            6.4 Collateral Security. The obligations of the Debtors to make payments to General Unsecured Creditors as described in this Section 6 shall be secured by the following:

               (a) a perfected first priority security interest in the Creditor Account and all monies therein; and

               (b) a perfected security interest in (i) the Cash on Board (to the extent the same can be perfected), and (ii) all shoreside office furniture, fixtures and equipment which assets described in this Section 6.4 shall also be subject to the subordinate security interest of the Trustee until the General Unsecured Creditors have been paid in full, at which time the Trustee shall have a first priority security interest in all such assets.

            6.5 Conflict with Plan. In the event of a conflict between any of the terms and provisions of this Agreement with respect to the General Unsecured Creditors and the Plan, the Plan shall control.

         7. REPORTING REQUIREMENTS. During the term of this Agreement, the Obligated Parties shall provide to the Trustee, at the following times, the following reports and financial statements, each in form reasonably satisfactory to the Trustee, and each certified by the

President or Chief Financial Officer of such Person as true, complete and correct and reflecting fairly the financial information contained therein:

            7.1 Annually. Upon request of the Trustee, within 120 days after the close of any fiscal year, audited financial statements for ITG for such fiscal year, including balance sheet, profit and loss statement and statement of cash flows, with supporting schedules, certified by an independent certified public accountant reasonably satisfactory to the Trustee;

            7.2 Monthly. As soon as available, but in any event no later than the 15th day of each calendar month, a monthly revenue/expense statement for ITG for the prior month (or four or five week period in an ITG Accounting Year), including year-to-date information and a comparison to the same period in the prior fiscal year and to the Annual Budget for such period;

            7.3 Weekly. By Wednesday of each week, a cash receipts and disbursements report for ITG for the prior week;

            7.4 ITB.  Within  120 days  after  the  close of each  fiscal  year, audited [consolidated] financial statements for ITB for such fiscal year, including balance sheet, profit and loss statement and statement of cash flows, with supporting schedules, certified by an independent certified public accountant reasonably satisfactory to the Trustee; and

            7.5 Current Ratio Calculation. Within 45 days after the end of each quarter of an applicable ITG Accounting Year, a detailed calculation of the Current Ratio of ITG as of the end of such fiscal quarter.

         8. COLLATERAL SECURITY.

            8.1 Description of Collateral. The Secured Obligations shall be secured by the following collateral:

               8.1.1 Deed in Lieu. A duly executed deed in lieu of foreclosure, in recordable form, to the Ship, legally sufficient to convey and transfer to the Trustee or its designee all right, title and interest of the Debtors in and to the Ship (the "Deed in Lieu"), absolutely and free and clear of any Liens, rights of redemption or other rights or interests whatsoever of the Debtors and any other Persons, together with such other instruments, assignments, bills of sale, affidavits and other documents as may be necessary or advisable to assign, transfer and convey to the Trustee or its designee all property (real and personal, tangible and intangible), rights, permits and approvals related to the operation of the Ship as a going concern, all of which shall be reasonably mutually satisfactory in form and substance to the Trustee and the Debtors, and all of which shall be held and delivered to the Trustee pursuant to the Escrow Agreement and shall be subject to Section 13 of this Agreement;

               8.1.2 Security Interest. Pursuant to the terms of the Security Agreement and such other agreements (including the Control Agreement with respect to deposit accounts) as the Trustee may reasonably deem necessary or advisable to create and perfect a security interest (to the extent the same be perfected and subject to Section 6.4 above) in any such collateral, subject to Permitted Liens, a perfected continuing first priority security interest in all cash, other assets and property, now owned or hereafter acquired, of the Debtors except (collectively, "Excluded Assets"): (a) the Creditor Account, (b) any accounts receivable or notes due to MJQ from FWM and/or Michael J. Quigley, and
(c) after payment in full of the Forbearance Fee pursuant to Section 4.1(b) of this Agreement, any accounts receivable or notes due to the Debtors from O.C. Realty or MJQ Development LLC;

               8.1.3 Stock Pledge. Pursuant to the ITGD Pledge Agreement and Murray Pledge Agreement, a perfected first priority security interest in and pledge of all of the issued and outstanding capital stock of each of the Debtors, subject to no other Liens (except restrictions or transfer without compliance with applicable securities laws), options or other rights of any third parties;

               8.1.4 Leasehold Mortgage. Pursuant to the Leasehold Mortgage, a valid first priority leasehold mortgage Lien on the Port Lease and all rights, title and interest of ITG thereunder, subject to no other Liens; and

               8.1.5 Existing Collateral. All collateral security granted or provided pursuant to the Master Settlement Agreement, any of the Settlement Documents and the Foreclosure Documents, all of which the Debtors ratify, confirm and agree is in full force and effect subject to Section 13 hereof, will also serve as collateral security for the Secured Obligations.

            8.2 GSP Note. In the event that ITB sells, assigns, transfers, conveys, borrows against, pledges, collects, accelerates the payment of, or otherwise disposes of or monetizes (in whole or in part) the GSP Note, or any of its rights or interests therein, prior to the Effective Date, and no uncured Default or Event of Default then exists under this Agreement, the Trustee agrees to release its security interest in the GSP Note on the condition that ITB deposits into an interest-bearing escrow account under the control of the Trustee, as additional collateral security for the Secured Obligations, from the net proceeds of the GSP Note, an amount equal to $900,000 provided, however that, if the Effective Date occurs on or before December 31, 2003, promptly thereafter, the Trustee shall release such escrowed funds to ITB, free and clear of any security interest of the Trustee; and provided, further that if the Effective Date does not occur on or before December 31, 2003, on January 2, 2004, the Trustee shall be entitled to apply all such escrowed funds and all interest earnings thereon to the payment and reduction of the outstanding

Payment Obligations. In the event that ITB sells, assigns, transfers, conveys, borrows against, pledges, collects, accelerates the payment of, or otherwise disposes of or monetizes the GSP Note after the Effective Date, the Trustee agrees to release its security interest therein and in any proceeds thereof, provided no uncured Default or Event of Default then exists under this Agreement.

            8.3 Conditions to Subordination. In the event that the Obligated Parties are able to refinance a portion of the Secured Obligations with a bona fide third party institutional lender or investor, in an arm's length transaction, the Trustee shall consent to such transaction and shall subordinate its liens and security interests in the collateral being held for the Secured Obligations to such lender or investor on the following terms and conditions:

               (a) No uncured Default or Event of Default then exists under this Agreement;

               (b) No payments have been deferred pursuant to Section 5.7 of this Agreement and remain unpaid;

               (c) Such transaction results in net proceeds to the Trustee sufficient to prepay at least $9,750,000 of the principal portion of the Payment Obligations and all accrued and unpaid interest thereon to the date of payment;

               (d) Trustee and such lender or investor enter into an intercreditor agreement, on terms and conditions that are commercially reasonable and approved by the Trustee, which approval shall not unreasonably be withheld; and

               (e) Any remaining Secured Obligation will be amortized by monthly payments in an amount equal to the greater of $100,000 or such amount as will amortize the remaining Secured Obligations over the number of months to (and including) the Final Maturity Date.

         9. EFFECTIVENESS; CONDITIONS PRECEDENT.

            9.1 Effectiveness. The effectiveness of this Agreement is contingent upon (a) the entry of a final order by the Bankruptcy Court confirming the Plan and approving the general terms of this Agreement (the "Confirmation Order"), and (b) the time for obtaining a stay of such Confirmation Order shall have passed without any stay of such Order having been granted or, if such stay shall have been granted, the Order shall have become final and non-appealable on or prior to October 15, 2003, (c) the Plan shall have become effective. The Trustee agrees that he shall not file a competing Plan of Reorganization and shall support the Plan consistent with the terms and provisions of this Agreement. The Trustee shall have the right to terminate this Agreement, at his election, prior to the Effective Date, if the Debtors or either of them shall withdraw or revoke the Plan or publicly announce its intention not to pursue the Plan, or if the Chapter 11 Case of either Debtor shall have been converted to a case under Chapter 7, or if the Debtors shall have breached their obligations to make adequate protection payments to the Trustee. In the event of such termination by the Trustee, this Agreement shall be null and void and of no force or effect.

            9.2 Closing Documents. Simultaneously with the execution of this Agreement, the parties to this Agreement shall execute and deposit with Kozyak Tropin & Throckmorton, P.A. the following Closing Documents all in form and substance reasonably satisfactory to the parties hereto, to be delivered promptly after the Effective Date to the parties hereto, except for the Closing Documents specified in Section 9.2 (a), (f), (g) and (n) which shall be delivered to the Escrow Agent. The Closing Documents specified in Section 9.2
(a), (f), (g) and (n) shall be held by the Escrow Agent (and if this Agreement terminates before the

Effective Date, to be returned to the parties) in accordance with the terms of the Amended and Restated Escrow Agreement:

               (a) the documents described in Section 8.1.1 of this Agreement, duly executed by the Debtors, as applicable;

               (b) the Amended and Restated Escrow Agreement, duly executed (or consented to) by all parties thereto and hereto;

               (c) the Security Agreement as described in Section 8.1.2 of this Agreement, duly executed by the Debtors;

               (d) The Leasehold Mortgage described in Section 8.1.4 of this Agreement, duly executed by ITG, together with any and all reports, certifications, consents and estoppels as may be reasonably required by the Trustee, and obtainable by the Debtors;

               (e) the Pledge Agreements described in Section 8.1.3 of this Agreement, duly executed by ITGD and FWM, as the case may be;

               (f)  stock   certificates   evidencing  all  of  the  issued  and
outstanding shares of capital stock of each of the Debtors, duly endorsed in blank (or with blank executed stock powers attached) and undated;

               (g) written executed and undated resignations from all officers and directors of each of the Debtors;

               (h) the Control Agreements, duly executed by the Debtors and Wachovia Bank, N.A. and any other financial institutions maintaining Accounts listed in Schedule 5.3 and all other Accounts held by them;

               (i) the Stock Put Agreement, duly executed by ITB and the Trustee;

               (j) the FXM Guaranty duly executed by FXM;

               (k) the FWM Replacement Guaranty duly executed by FWM;

               (l) the Subordination Agreement described in Section 5.7 of this Agreement, duly executed by the Obligated Parties, FXM and FWM;

               (m) Certificates of insurance for the Debtors' Hull, Machinery and General Liability policies of insurance, identifying the Trustee as mortgagee, additional insured, and loss payee, "as its interests may appear," on such casualty policies and as additional insured on such liability policies;

               (n) a Verified Claim Of Owner And In Rem Appearance;

               (o) a Certificate of Ownership and Encumbrance disclosing that the Ship is free and clear of all encumbrances except the Ship Obligations and Permitted Liens;

               (p) For each of the Obligated Parties and ITGD, (i) a copy of its certificate of incorporation, as amended, certified as true, complete and correct as of a recent date by the Secretary of State or other appropriate official of its jurisdiction of incorporation or in lieu of such certification by the Secretary of State, a long-form good standing certificate as of a recent date from such Secretary of State, itemizing all charter documents on file with such Secretary of State; (ii) a copy of its By-laws, certified by its corporate secretary as of the date of this Agreement as true, complete and correct; (iii) a certificate of good standing issued as a recent date by the Secretary of State or other appropriate official by its jurisdiction of incorporation and, if applicable, of the State of Florida; (iv) a copy of the resolutions adopted by its Board of Directors authorizing the execution, delivery and performance of this Agreement and the Closing Documents, certified, as of the date of this Agreement; and (v) a certification of its corporate secretary as of the date of this Agreement with respect to the incumbency and specimen signatures of all officers executing this Agreement and any of the Closing Documents;

               (q) An opinion of counsel to the Obligated Parties in the form attached hereto as Exhibit A; and

               (r) such other agreements, instruments, certifications, affidavits and other documents as may be reasonably requested by the Trustee or his counsel to implement or effect the provisions of this Agreement, all in form and substance mutually satisfactory to the Debtors and the Trustee.

            9.3 Quigley  Guaranty.  Upon the later of (a) the Effective Date and
(b) delivery of the FXM Guaranty to the Escrow Agent, the Guaranty Agreement of Michael J. Quigley, III, in favor of the Trustee dated February 22, 2002, automatically shall terminate and shall be of no further force or effect. Notwithstanding any provision in this Agreement to the contrary, this Section
9.3 is for the express benefit of Michael J. Quigley, III and shall be enforceable by him, his heirs and personal representatives.

            9.4 Murray  Guaranty.  Upon the later of (a) the Effective  Date and
(b) the delivery of the FWM Replacement Guaranty described in Section 9.2 to the Escrow Agent, the Guaranty Agreement of Francis W. Murray in favor of the Trustee dated February 22, 2002, automatically shall terminate and be replaced with and superceded by the FWM Replacement Guaranty.

         10. REPRESENTATIONS AND WARRANTIES.

            10.1 MJQ. MJQ and FWM represent and warrant that (a) MJQ is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Agreement and the Closing Documents to which it is a party and to perform its obligations hereunder and thereunder; (b) the execution, delivery and performance of this Agreement and the Closing Documents to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Board of Directors and the sole shareholder of MJQ, and no other corporate proceedings on the part of MJQ are necessary to authorize this Agreement and the Closing Documents and the transactions contemplated hereby and thereby; (c) this Agreement has been duly executed and delivered by MJQ and constitutes, and the Closing Documents to be executed and delivered by MJQ pursuant hereto, when executed and delivered by MJQ, will have been duly executed and delivered by MJQ and will constitute, the legal, valid and binding obligations of MJQ, enforceable against MJQ in accordance with their respective terms, except as the enforcement of remedies may be limited by bankruptcy, insolvency, fraudulent conveyance and other laws affecting creditors' rights generally and by general principles of equity; (d) to the best of MJQ and FWM's knowledge, no recording, filing, registration, notice, consent (governmental or otherwise) or other similar action including, without limitation, any action involving any federal, state or local regulatory body, is required in order to insure the legality, validity, binding effect or enforceability as against MJQ of this Agreement or the Closing Documents to which MJQ is a party, except the filing of UCC-1 financing statements under the Uniform Commercial Code, the Confirmation Order, the consent to and execution of the Control Agreement by Wachovia Bank, N.A., and such consents as have been duly obtained and are in full force and effect; and (e) MJQ charters the Ship to ITG pursuant to the terms of the Bareboat Charter, as amended, which is in full force and effect.

            10.2 ITG and ITGD. ITG and ITGD each represent and warrant that (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada (as to ITG) and New Jersey (as to ITGD) and has all requisite corporate power and authority to enter into this Agreement and the Closing Documents to which it is a party and to perform its obligations hereunder and thereunder; (b) the execution, delivery and performance of this Agreement, and the Closing Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by its Board of Directors, and no other corporate proceedings on its part are necessary to authorize this Agreement and the Closing Documents which it is a party and the transactions contemplated hereby and thereby; (c) this Agreement has been duly executed and delivered by it and constitutes, and the Closing Documents to be executed and delivered by it pursuant hereto, when executed and delivered, will have been duly executed and delivered by it and will constitute, its legal, valid and binding obligations enforceable in accordance with their respective terms, except as the enforcement of remedies may be limited by bankruptcy, insolvency, fraudulent conveyance and other laws affecting creditors' rights generally and by general principles of equity; (d) to the best of ITG and ITGD's knowledge, no recording, filing, registration, notice, consent (governmental or otherwise) or other similar action including, without limitation, any action involving any federal, state or local regulatory body, is required in order to insure the legality, validity, binding effect on enforceability as against ITG or ITGD of this Agreement or the Closing Documents to which ITG or ITGD is a party, except the filing of UCC-1 financing statements under the Uniform Commercial Code, the Confirmation Order, the consent to and execution of the Control Agreement by Wachovia Bank, N.A., and such consents as have been duly obtained and are in full force and effect; and (e) ITG charters the Ship pursuant to the Bareboat Charter as amended, which is in full force and effect.

            10.3 ITB. ITB represents and warrants that (a) ITB is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Agreement and the Closing

Documents to which it is a party and to perform its obligations hereunder and thereunder; (b) the execution, delivery and performance of this Agreement, and the Closing Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Board of Directors of ITB, and no other corporate proceedings on the part of ITB are necessary to authorize this Agreement and the Closing Documents to which it is party and the transactions contemplated hereby and thereby; (c) this Agreement has been duly executed and delivered by it and constitutes, and the Closing Documents to be executed and delivered by it pursuant hereto, when executed and delivered, will have been duly executed and delivered by it and will constitute, its legal, valid and binding obligations enforceable in accordance with their respective terms, except as the enforcement of remedies may be limited by bankruptcy, insolvency, fraudulent conveyance and other laws affecting creditors' rights generally and by general principles of equity; (d) to the best of ITB's knowledge no recording, filing, registration, notice, consent (governmental or otherwise) or other similar action including, without limitation, any action involving any federal, state or local regulatory body, is required in order to insure the legality, validity, binding effect on enforceability as against ITB of this Agreement or the Closing Documents to which ITB is a party, except the filing of UCC-1 financing statements under the Uniform Commercial Code and the Confirmation Order and such consents as have been duly obtained and are in full force and effect; and (e) this Agreement has been duly executed and delivered by ITB and constitutes, and the Closing Documents to be executed and delivered by ITB pursuant hereto, when executed and delivered by ITB, will have been duly executed and delivered by ITB and will constitute, the legal, valid and binding obligations of ITB, enforceable against ITB in accordance with their respective terms, except as the enforcement of remedies may be limited by bankruptcy, insolvency, fraudulent conveyance and other laws affecting creditors' rights generally and by general principles of equity.

            10.4 FWM and FXM. Each of FWM and FXM  represents  and warrants that
(a) he is an individual over the age of eighteen and has full legal capacity to enter into and perform his obligations under this Agreement and the Closing Documents to which he is a party; and (b) this Agreement has been duly executed and delivered by him and constitutes, and the Closing Documents to be executed by him pursuant hereto, when executed and delivered by him, will constitute, his legal, valid and binding obligations, enforceable against him in accordance with their respective terms, except as the enforcement of remedies may be limited by bankruptcy, insolvency, fraudulent conveyance and other laws affecting creditors' rights generally and by general principles of equity.

            10.5 Trustee. The Trustee represents and warrants that (a) the Trustee has the power and authority to enter into this Agreement and perform his obligations hereunder; (b) this Agreement has been duly executed and delivered by the Trustee and constitutes the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms; (c) the execution, delivery and performance by the Trustee of this Agreement does not and will not (with or without the passage of time or giving of notice) violate or conflict with any law or regulation, judgment or order of any court or arbitrator binding upon the Trustee; (d) no consent, approval of or registration, notification, filing and or declaration with any court, governmental agency or instrumentality or any other person is required to be given or made by the Trustee in connection with the execution, delivery and performance of this Agreement, except the approval of the U.S. Bankruptcy Court for the District of New Jersey which approval has been obtained; and (e) there are no judicial, administrative, governmental or other actions, proceedings  or  investigations  pending,  or to the  knowledge  of the Trustee, threatened against or involving the Trustee that question any of the transactions contemplated by, or the validity of, this Agreement.

            10.6 Representations and Warranties Regarding Ship. Each of the Debtors represents and warrants that (a) the Ship is registered in the Republic of Panama and flies the Panamanian flag; (b) it is owned by MJQ, free and clear of all Liens, taxes, and claims of every kind, nature and description whatsoever except Permitted Liens and except as listed in Schedule 10.6(b) annexed hereto;
(c) except for equipment leased or financed with a purchase money security interest, each as identified in Schedule 10.6(c) annexed hereto, all personal property contained in and on the Ship is owned by MJQ and ITG, free and clear of any Liens whatsoever except Permitted Liens and except for liens which will be discharged pursuant to the Confirmation Order; (d) the Ship is not currently under contract for charter or otherwise leased or hired out to any third parties, including, but not limited to, contracts for future use or charter of the Ship, except (i) the Bareboat Charter; and (ii) the contracts and agreements disclosed on Schedule 10.6(d) annexed hereto; (e) it has not transferred nor contracted to transfer, by sale, assignment or otherwise, to any Person, any right, title or interest which it may have to the Ship, except pursuant to this Agreement, and no Person holds a right of first refusal over, or option to acquire, the Ship; (f) all shoreside office furniture, fixtures and equipment is located at the Port of Palm Beach, Florida; and (g) no judgment or decree has been entered in any court of any state, country, territory or province against either of the Debtors or the Ship which remains unsatisfied except as described in the Plan. The Obligated Parties further acknowledge that Trustee is relying on these representations and warranties in entering into this Agreement; accordingly, each of the Obligated Parties, their respective successors and assigns, jointly and severally,

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

hereby agree to indemnify and hold harmless the Trustee against and from any claim, Lien, penalty, loss or expense the Trustee might suffer, including, but not limited to, court costs and legal fees, arising by reason of the Debtors' material breach of any of their representations and warranties.

            10.7 Capitalization and Ownership of ITG. ITGD and ITG each represent and warrant that: (a) the authorized capital stock of ITG and the number of issued and outstanding shares are set forth on Schedule 10.7 annexed hereto; and all such outstanding shares are duly authorized, validly issued, fully paid and nonassessable and are owned free and clear by ITGD, except as pledged pursuant to the Stock Pledge Agreement; (b) there are no options, warrants or other rights outstanding to purchase any stock of ITG; (c) ITGD has the unrestricted right to vote the issued and outstanding shares of ITG; and (d) ITG's ownership interest in ITG represents a direct controlling interest for purposes of directing or causing the direction of the management and policies of ITG.

            10.8 Capitalization and Ownership of MJQ. FWM and MJQ each represent and warrant that: (a) the authorized capital stock of MJQ and the number of issued and outstanding shares are set forth on Schedule 10.8 annexed hereto; and all such outstanding shares are duly authorized, validly issued, fully paid and nonassessable and are owned free and clear by FWM, except as pledged pursuant to the Stock Pledge Agreement; (b) there are no options, warrants or other rights outstanding to purchase any stock of MJQ except as indicated on said Schedule 10.8; (c) FWM has the unrestricted right to vote the issued and outstanding shares of MJQ; and (d) FWM's ownership interest in MJQ represents a direct controlling interest for purposes of directing or causing the direction of the management and policies of MJQ.

            10.9 Ship Mortgage. MJQ represents and warrants that the Mortgage continues as a perfected mortgage lien and/or security interest on the property described therein, subject to no prior Liens except Permitted Liens, and no further action, including, without limitation, the filing or recording of any document, is necessary to maintain such first priority perfected lien and security interest.

            10.10 Absence of Conflict with Other Agreements, Etc. Each of the Obligated Parties represents and warrants that its execution, delivery and performance of this Agreement and the Closing Documents to which it is, or will be, a party do not (i) to the best of its knowledge violate any applicable law, or (ii) conflict with, result in a breach of, or constitute a default under its charter documents or bylaws, or under any indenture, agreement, license, instrument or other document to which it is a party or by which it or any of its properties may be bound.

            10.11 No Violation of Applicable Law. Each of the Debtors represents and warrants that to the best of its knowledge, all of its operations and material properties, including the Ship, are in material compliance with all standards or rules imposed by any Governmental Authority or otherwise under Applicable Law, and no notice of violation of any Applicable Law or any covenant, condition or restriction affecting the Ship or its operations has been given to the Debtors by any Governmental Authority or by any other Person entitled to enforce same.

            10.12 Projections. ITG represents and warrants that the Annual Budget and any revision thereto delivered to the Trustee pursuant to Section 5.1 were made, as of the date when made, in good faith and were based on reasonable assumptions made by the Debtors.

            10.13 Fiscal Year. MJQ represents and warrants that its fiscal year ends on December 31 and each of ITB and ITG represents and warrants that its fiscal year ends on June 30.

            10.14 Patents, Trademarks, Licenses, Franchises, Etc.. Each of the Debtors represents and warrants that Schedule 10.14 annexed hereto correctly lists all material governmental licenses, authorizations and similar rights for use of all patents, trademarks, service marks, trade names, copyrights, franchises, licenses and authorizations used in the conduct of its business as now conducted.

            10.15 Material Agreements. Each of the Debtors represents and warrants that (i) Schedule 10.15 annexed hereto lists of its all material agreements and not terminable at will (the "Material Agreements"); (ii) it has not received any written notice that it is in material default of any of the Material Agreements; and (iii) except where it has allowed a Material Agreement to terminate because such termination was in its best interests, each of its Material Agreements remains in full force and effect subject to no modification or amendment.

            10.16 Recitals. Each of the parties hereto represents and warrants that the Recitals are true and correct as they relate to such party.

         11. GENERAL COVENANTS. From the date of this Agreement and so long as any portion of the Secured Obligations remains unpaid, the Debtors shall comply with the following covenants:

            11.1 Indebtedness. After the date of this Agreement, the Debtors shall not, directly or indirectly, create, assume, incur or otherwise become obligated in respect of any Indebtedness, except:

               (a) Indebtedness in favor of the Trustee;

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

               (b) Obligations in the form of capital lease or conditional sale obligations or purchase money obligations in respect of Allowable Capital Expenditures pursuant to Section 5.2 of this Agreement;

               (c)  Obligations   secured  by  a  Permitted  Lien;  (d)  Payment
obligations provided under the Plan; and (e) Necessary Capital Payments.

            11.2 Liens. After the date of this Agreement, the Debtors shall not, directly or indirectly, create, assume or incur, any Lien on any of their respective properties or assets, whether now owned or hereafter acquired (other than Excluded Assets), except the following (collectively, "Permitted Liens"):

               (a) Liens in favor of the Trustee arising out of the Closing Documents and the Settlement Documents;

               (b) Liens in favor of General Unsecured Creditors as described in
Section 6.4 of this Agreement;

               (c) With respect to the Ship, the Ship Mortgage; (d) Liens for taxes, assessments, or other governmental charges the payment of which is not due at the time or, if due, being contested by appropriate proceedings;

               (e) Maritime Liens, and statutory Liens of carriers, landlords, warehousemen, mechanics, laborers and materialmen incurred in the ordinary course of business for sums not yet due;

               (f) Capital leases, conditional sales agreements and purchase money security interests incurred in compliance with Section 11.1 above, provided, that no such Liens shall extend to or cover any property other than the leased property or capital assets (including proceeds thereof) purchased with the proceeds of such permitted purchase money Indebtedness;

               (g)  Liens  expressly   continuing   pursuant  to  the  Plan  and
Confirmation Order;

               (h) Liens permitted by Section 8.3; and

               (i) Liens on insurance policies securing the payment of premiums due for such policies.

            11.3 Sale-Leasebacks. The Debtors shall not, directly or indirectly, sell or otherwise transfer, in one or more related transactions, any property (whether real, personal or mixed) and thereafter rent or lease such transferred property or substantially identical property.

            11.4 Affiliate Transactions. The Debtors shall not, directly or indirectly, engage in any transaction with an Affiliate, or make an assignment or other transfer of any of its properties or assets to any Affiliate on terms that are less favorable to such Debtor than those which generally might be obtained at the time from unaffiliated third parties, except:

               (a) as expressly permitted by this Agreement;

               (b) the Bareboat Charter and the Tax Sharing Agreement;

               (c) as described on Schedule 11.4 annexed hereto; and

               (d) that MJQ is expressly permitted to use its cash for any purpose including, but not limited to, payment of dividends and loans to its Affiliates.

            11.5 Disposition of Assets. The Debtors shall not, directly or indirectly, sell, assign, lease, abandon, or otherwise transfer or dispose of any of their respective assets (including, without limitation, shares of stock and indebtedness of Affiliates, receivables, and leasehold interests), except:

               (a) inventory disposed of in the ordinary course of its business as presently conducted;

               (b) the sale or other disposition of assets no longer used or useful in the conduct of its business;

               (c) Excluded Assets;

               (d) expiration of leases or other contracts at the end of their respective terms;

               (e) cash used in or used to pay liabilities arising in the ordinary course of its business or permitted by the Plan or this Agreement; and

               (f) that MJQ is expressly permitted to use its cash for any purpose including, but not limited to, payment of dividends and loans to its Affiliates.

            11.6 Liquidation or Merger. The Debtors shall not liquidate or dissolve (or suffer any liquidation or dissolution) or otherwise wind up, or enter into any merger or consolidation or division or similar transaction.

            11.7 Dividends and Other Payments. ITG shall not make any:

               (a) direct or indirect distribution, dividend or other payment (other than stock dividends and stock splits) to any Person on account of (i) any of its shares of capital stock or other securities other than Tax Sharing Fees subject to Section 5.4 or (ii) any warrants or other rights or options to acquire shares of its capital stock;

               (b) redemption, retirement, purchase or other acquisition or any other payment on account of any securities described above, except to the extent that the consideration therefor consists solely of shares of its stock;

               (c) sinking fund, other prepayment or installment payment on account of the foregoing;

               (d) other payment, loan or advance to a shareholder or Affiliate except payments expressly permitted by this Agreement; and

               (e) forgiveness or release without adequate consideration of any Indebtedness or other obligation to it of a shareholder or Affiliate, except the Excluded Assets.

            11.8 Change in Organizational Documents. The Debtors shall not amend or otherwise modify their respective articles or certificates of incorporation, bylaws or other organizational documents.

            11.9 Issuance of Equity. The Debtors shall not issue, authorize the issuance of, or obligate themselves to issue any shares of capital stock or other equity (including, without limitation, any options, warrants or other rights in respect thereof) to any Person that (a) would contravene any other provision of this Agreement or (b) would result in there being equity of a Debtor that is not pledged to the Trustee pursuant to the Stock Pledge Agreement.

            11.10 Management Agreements. ITG shall not (a) enter into any management agreement with any Person that gives such Person the right to manage its business except for usual and customary employment agreements and consulting agreements consistent with past practice, or (b) directly or indirectly pay or accrue to any Person any sum or property for fees for management or similar services rendered in connection with the operation of a its business except as set forth in clause (a) above.

            11.11 Other Contracts. The Debtors shall not enter into any material contracts or agreements with respect to the Ship except in the ordinary course of business or as permitted by this Agreement or the Plan, without the prior written consent of the Trustee, and shall not modify or terminate any of the Material Agreements.

            11.12 Preservation of Existence, Etc. ITG shall at all times preserve and keep in full force and effect (a) its corporate existence and (b) its good standing in all states in which it is formed or required to qualify to do business, except, as to qualification only, where the failure to keep in full force and effect any such good standing would not result in a Material Adverse Change.

            11.13 Compliance with Law. ITG shall comply with the requirements of all Applicable Laws and will obtain or maintain all franchises, permits, licenses and other governmental authorizations and approvals necessary to the ownership, acquisition or disposition of its properties or to the conduct of its business, except where the failure to do so will not result in a Material Adverse Change.

            11.14 Payment of Taxes and Claims. Each of the Debtors shall timely file all tax and information returns required by all foreign, federal, state or local tax authorities and shall pay all taxes (including, without limitation, withholding taxes), assessments and governmental charges or levies required to be paid by it or imposed on it or on its income or profits or upon any of its properties or assets, prior to the date on which penalties attach thereto or interest accrues, and all claims for such sums which have become due and payable, as to any of which, if unpaid, might become a Lien upon its properties or assets and which Lien has priority ahead of any Liens held by the Trustee; provided that it shall not be deemed to be a violation of this covenant if any such charge or claim not paid is being diligently contested in good faith by appropriate proceedings promptly initiated and diligently conducted and for which adequate reserves shall have been set aside on the appropriate books, but only so long as such tax, assessment, charge, levy or claim does not become a Lien prior to any Liens held by the Trustee and no foreclosure, distraint, sale or similar proceeding shall have been commenced.

            11.15 Maintenance of Properties. Subject to the restrictions of Allowable Capital Expenditures and Necessary Capital Payments contained in this Agreement, each of the Debtors shall maintain or cause to be maintained in good repair, working order and condition in all material respects (ordinary wear and tear excepted) all of its properties (whether owned or leased) used or useful in its business of operating the Ship as a casino cruise ship, such maintenance to include, without limitation, repair, renewal, replacement or improvement thereto; and keep all systems and equipment which may now or in the future be subject to compliance with any standard or rules imposed by any Governmental Authority in compliance in all material respects with such standards or rules. Each of the Debtors shall reasonably maintain, preserve and protect, and, when necessary, renew or replace, in all material respects all franchises, licenses, patents, patent applications, copyrights, permits, service marks, trademarks and trade names and other general intangibles held by it and all agreements to which it is a party which are necessary or useful to conduct its business.

            11.16 Insurance. Each of the Debtors shall maintain or cause to be maintained with financially sound and reputable insurers, insurance with respect to its properties and business as required by Section 5.11 above. The proceeds of casualty insurance shall be applied to repair or replace damaged property of the Debtors unless an Event of Default exists, in which case such proceeds may at the option of the Trustee, be applied to reduce the Secured Obligations or be reinvested in the business of the applicable Debtor. Notwithstanding the foregoing, payments received by the Trustee in excess of all Secured Obligations shall be paid over by the Trustee to the applicable Debtor(s). If such insurance be proposed to be cancelled for any reason whatsoever, such Debtor will promptly notify the Trustee of any such proposed cancellation. Copies of such policies or the related certificates, in each case, naming the Trustee as additional insured and lender loss payee or mortgagee, as appropriate, shall be delivered to the Trustee annually upon request of the Trustee.

            11.17 Environmental Indemnity. The Debtors hereby agree, jointly and severally, to indemnify, reimburse, defend and hold harmless the Indemnified Persons for, from and against all demands, liabilities, damages, costs, claims, suits, actions, legal or administrative proceedings, interest, losses, expenses and reasonable attorneys' fees (including any such fees and expenses incurred in enforcing this indemnity) asserted against, imposed on or incurred by any of the Indemnified Persons, directly or indirectly, pursuant to, or in connection with, the application of any Environmental Law to acts or omissions first occurring at any time prior to the date (if any) when the Trustee takes possession of the Ship, on, or in connection with any property owned or leased by a Debtor or any business conducted thereon.

            11.18 Deposit Accounts. The Debtors shall maintain their primary demand, time and other deposit accounts with Wachovia Bank, N.A. in order to provide collateral security to the Trustee for payment of the Secured Obligations. All such accounts shall at all times be subject to the perfected first priority security interest of the Trustee; provided, however, that notwithstanding anything to the contrary contained in this Agreement, any Existing Agreement or Closing Documents, in the event the Trustee exercises control over any such account in which funds are maintained for the payment of taxes or payroll, the Trustee shall cause balances in such accounts to be applied first towards the payment of all such obligations of the Debtors before the Trustee shall be entitled to apply any sums towards Secured Obligations.

            11.19 Collateral. Without limiting the generality of any provisions of this Agreement, at any time that either of the Debtors shall (a) change its jurisdiction of incorporation, (b) transfer or otherwise issue shares of capital stock, (c) change its name, (d) transfer any of its deposit accounts from the institution identified in Section 11.18 of this Agreement, or (e) take any action that would cause the Trustee to fail to have a valid, perfected first priority security interest (except for Permitted Liens) in all property of the Debtors (to the extent it can be perfected and other than Excluded Assets) and in all the capital stock of the Debtors, subject only to the exceptions explicitly permitted under the terms of this Agreement, or at any time any condition (other than maintaining Cash on Board or petty cash up to the permitted amount set forth in Section 5.3 herein) shall exist which results in such failure of the Trustee to be so secured, then the Debtors shall take all such action as is necessary to provide such security to the Lender, all at the expense of the Obligated Parties.

            11.20 Further Assurances. It is the intention of the parties to this Agreement that the Trustee shall have a legal, valid and binding Lien on all assets of the Debtors (to the extent it can be perfected and other than Excluded Assets) now owned or hereinafter acquired. The Obligated Parties, ITGD and FWM at their own expense, shall promptly execute and deliver or cause to be executed and delivered to the Trustee all such other and further documents, agreements and instruments, and shall provide or cause to be provided to the Trustee such additional information, and shall do or cause to be done such further acts, as may be reasonably necessary or proper, to carry out more effectively the provisions and purposes of this Agreement, the Existing Agreements and the Closing Documents. Upon the indefeasible payment in full of all Secured Obligations, the Trustee shall promptly execute and deliver or cause to be executed and delivered to the Obligated Parties all such other and further documents, agreements and instruments, and shall provide or cause to be provided to the Obligated Parties such additional information, and shall do or cause to be done such further acts, as may be reasonably necessary or proper, to carry out more effectively the provisions and purposes of this Agreement, the Existing Agreements and the Closing Documents.

            11.21 Cash On Board. The Debtor shall at all times maintain Cash on Board of approximately $700,000, and should the Cash on Board fall below $700,000 (whether as a result of payment of General Unsecured Creditors' claims or otherwise), Debtors shall restore Cash on Board to $700,000 on the next Business Day when banks are open. During an Orderly Liquidation Period, the Debtors obligation to maintain Cash on Board of at least $700,000 shall be limited to ITG's Gross Revenues and Debtors shall have no right or obligation to replenish same from ITG's Accounts.

         12. EVENT OF DEFAULTS. The occurrence of any one or more of the following shall constitute an "Event of Default" under this Agreement and the Closing Documents:

            12.1 Non-Payment. Failure by the Obligated Parties to make any payment in full as and when due and payable hereunder or under any of the Closing Documents (except for any such failure as shall not constitute a Default pursuant to Section 3.7 of this Agreement), which failure shall not be cured within thirty (30) days after the date such payment became due; provided, however, that the thirty-day grace period provided herein shall not apply to extend the final maturity of all Secured Obligations beyond the Final Maturity Date;

            12.2 Misrepresentation by Obligated Parties or ITGD. Any representation or warranty made by any of the Obligated Parties or ITGD in this Agreement, the Closing Documents or any financial information furnished to the Trustee or its agents pursuant to

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Sections 5.1 and Section 7 of this  Agreement  shall be untrue or  misleading in any material respect as of the date when made;

            12.3 Misrepresentation by FWM or FXM. Any representation or warranty made by FWM or FXM in this Agreement or the FXM Guaranty with respect to FXM and the FWM Replacement Guaranty with respect to FWM shall be untrue or misleading in any material respect as of the date of this Agreement;

            12.4  Current  Ratio  Default.  A Default by ITG under  Section  5.9 hereof;

            12.5 Non-Performance. A Default by any of the Obligated Parties or ITGD in the due observance or performance of any of their other respective covenants and agreements contained in this Agreement, the Settlement Documents, or the Closing Documents, which is not cured within fifteen (15) days after receipt of written notice of such Default from the Trustee;

            12.6 Bankruptcy, Insolvency, Etc. (a) Either of the Debtors shall commence any voluntary case, proceeding or other action (i) under the Bankruptcy Code, or under any other law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to adjudicate it a bankrupt or insolvent or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or relief with respect to its debts, or (ii) seeking appointment of a receiver, custodian or other similar official for all or substantially all of its assets, or either of the Debtors shall make a general assignment for the benefit of creditors; or (b) there shall be commenced against either of the Debtors any case, proceeding or other action of a nature referred to in clause (a) of this paragraph which (X) results in the entry of an order for relief or any adjudication or appointment or (Y) remains unstayed and undismissed for a period of thirty (30) days; or (c) there shall be issued against either of the Debtors a warrant of attachment, execution, distraint or similar process against a substantial part

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

of its assets or any assets material to the operation of the Ship, which results in the entry of an order for any such relief; or (d) ITG shall generally not, or shall admit in writing its inability to, pay its debts as they become due;

            12.7 Cross-Default With Other Indebtedness. The happening of any default under any financial instrument of any kind or nature, including but not limited to, financing leases, security agreements, mortgages or loan agreements, by which there is secured or evidenced any Indebtedness for money borrowed or guaranteed by either of the Debtors, whether such Indebtedness presently exists or is hereafter created, which default shall result in such Indebtedness becoming or being deemed due and payable prior to the date on which it would otherwise have become due and payable;

            12.8 Unenforceability. This Agreement or any of the Closing Documents described in Section 9.2(a)-(l), the Settlement Documents or the Foreclosure Documents shall cease to be a legal, valid and binding agreement each party signatory thereto, or shall be declared ineffective or inoperative or shall, at any time or for any reason cease to be in force and effect or shall be declared ineffective or inoperative or shall in any way be challenged or contested by any of the Obligated Parties, FWM or FXM, or any of the Obligated Parties, FWM or FXM shall deny their liability or obligations hereunder or thereunder, provided, however, that it shall not be an Event of Default if any party to this Agreement (a) defends an action brought by the Trustee or (b) brings an action to enforce any specific provision of this Agreement, the Settlement Documents or Closing Documents described in Section 9.2(a)-(l), for their benefit; and

            12.9 Suspension of Operations. ITG shall suspend or discontinue the operation of the Ship as a casino cruise ship for any reason, other than an act of God, casualty, war or civil unrest, riot, act of terrorism, strike, labor dispute, severe weather, dry dock/wet dock

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

maintenance or any other repair (provided same is proceeding diligently and subject to the Trustee approving in connection therewith any necessary Capital Expenditures in addition to Allowable Capital Expenditures), or any other reason reasonably beyond Debtors' control.

         13. REMEDIES.

            13.1  Acceleration.  At any time an Event of  Default  specified  in
Section 12 above (other than an Event of Default under Section 12.6 thereof) shall have occurred and shall be continuing, the Trustee may, by written notice to the Obligated Parties, declare all of the Secured Obligations (excluding unaccrued Stay Bonus) to be forthwith due and payable, without presentment, demand, protest or notice of protest, notice of dishonor or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or any Closing Document to the contrary notwithstanding.

            13.2 Automatic Acceleration in Connection with Bankruptcy or Insolvency Proceeding. Upon the occurrence of an Event of Default specified in
Section 12.6 above, all of the Secured Obligations (excluding unaccrued Stay Bonus) shall be immediately due and payable, all without any action by the Trustee and without presentment, demand, protest or other notice of protest or other notice of dishonor of any kind, all of which are expressly waived, anything in this Agreement or the Closing Documents to the contrary notwithstanding.

            13.3 Default Interest. Upon acceleration of the Secured Obligations pursuant to Section 13.1 or 13.2 of this Agreement, the entire unpaid aggregate amount of the Secured Obligations (excluding any unaccrued Stay Bonus), including accrued and unpaid interest to the date of acceleration, shall thereafter bear interest at an annual rate of fifteen percent (15%), compounded monthly ("Default Interest"), provided, however, that the Secured Obligations in

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

the nature of expense reimbursements including Collection Costs and indemnities shall bear Default Interest from the date the Trustee pays them until the Trustee is reimbursed.

            13.4 Oversight of Operations. After acceleration of the Secured Obligations, the Trustee, and his designated agents and representatives, at the Trustee's option, shall be entitled to oversee all of the Debtors' operations, and shall have unconditional rights to inspect and access the Ship and the Related Assets, and the Debtors' business and operations, properties and assets, books and records, deposit accounts, and employees and agents; provided, however, that the Trustee, his agents and representatives shall not unreasonably interfere with the continued operation of the Ship as a casino cruise ship.

            13.5 Orderly Liquidation Period. Notwithstanding anything to the contrary herein or in any Existing Agreement or Closing Document upon acceleration of the Secured Obligations pursuant to Section 13.1 or 13.2 above or on the Final Maturity Date (if the Secured Obligations have not been paid in full prior thereto), an "Orderly Liquidation Period" shall commence and shall continue for a period not to exceed six months. During the Orderly Liquidation Period, the Trustee shall forebear in the exercise of his remedies (including but not limited to foreclosure of the Ship Mortgage, the recordation of the deed in lieu to the Ship and exercise of other remedies with respect to the Ship and other collateral, including stock of the Debtors), but only if and as long as:


               13.5.1 ITG shall continue to operate the Ship and its casino cruise business in the ordinary course and consistent with prior practices subject to the provision of this Section 13.5;

               13.5.2 All amounts on deposit in the Operating Account and in all other accounts of ITG shall immediately be transferred to, and all Gross Revenues of ITG thereafter

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

received (excluding such Gross Revenues necessary to maintain Cash on Board) shall be delivered directly and immediately upon return to shore to an armored car service for delivery on the first Business Day, to a lock box account (the "Lock Box") under the sole and exclusive control of the Trustee, at an institution selected by the Trustee, maintained at ITG's expense; provided, however, that any cash in slot machines shall remain in such slot machines and shall be delivered to an armored car service and deposited in the Lock Box at least weekly on Monday of each week.

               13.5.3 No monies shall be withdrawn from the Lock Box except upon the joint signature of an officer of ITG and the Trustee or a designated agent of the Trustee provided, however, that neither the Trustee nor any Debtor shall delay the making of normal payments therefrom necessary for the payment on a current basis of excise, sales and other taxes, payroll and payroll taxes;

               13.5.4 No payments of any kind shall be made by ITG to MJQ (including with respect to the Bareboat Charter Fee), ITB or any other Affiliate of ITG except to MJQ for normal payroll and except for payments to Affiliates of Permitted Affiliate Payments;

               13.5.5 No Capital Expenditures of any kind other than Necessary Capital Payments shall be made by ITG without the prior written consent of the Trustee;

               13.5.6 After payment of ordinary and necessary operating expenses and liabilities of ITG incurred in the ordinary course of business the payment of which is necessary to the continued operation of the Ship in the ordinary course, including Necessary Capital Payments permitted pursuant to Section 13.5.5, for each month during the Orderly Liquidation Period, all other monies in the Lock Box on the last Business Day of such calendar month shall be distributed to the Trustee to be applied, first, to the payment of all accrued and unpaid Default

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

Interest; second, to reimburse the reasonable costs and expenses (including attorneys' accountant's, consultants' and other professionals' fees and expenses) arising out of or related to the exercise by the Trustee of his rights and remedies as a result of the Event of Default, acceleration of the Secured Obligations and the Orderly Liquidation Period; third, to the payment of any accrued and unpaid Monitoring Fees; fourth, to the payment of any accrued unpaid and Stay Bonuses; fifth, to the payment of any unpaid portion of the Forbearance Fee; sixth, to the payment of accrued and unpaid interest on the Payment Obligations; seventh, to the reduction of the unpaid principal balance of the Payment Obligations; and thereafter, to any remaining accrued and unpaid Secured Obligations in such order and manner as may be determined by the Trustee;

               13.5.7 Within thirty (30) days of the commencement of the Orderly Liquidation Period, the Debtors shall (a) deliver to the Trustee, for his approval, a plan of liquidation for the Ship and the Related Assets and the business operations of ITG, and (b) retain a broker, reasonably satisfactory to the Trustee, for the sale of the Ship, the Related Assets and the business operations of ITG;

               13.5.8 Immediately upon commencement of the Orderly Liquidation Period, the Obligated Parties shall actively market and solicit purchasers for the Ship and the Related Assets and cooperate with the prospective purchasers, and negotiate in good faith with all prospective purchasers that have the apparent financial resources to purchase the Ship; and

               13.5.9 The Debtors shall accept any reasonable offer to purchase the Ship, the Related Assets and/or ITG's business operations which will result in net cash proceeds at closing sufficient to pay in full the outstanding Secured Obligations (including Default Interest thereon). The Debtors shall not, without the prior written consent of the Trustee in his sole

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

discretion, accept any offer of purchase for the Ship, the Related Assets and/or ITG's business operations which will not result in net cash proceeds at closing sufficient to pay in full the outstanding Secured Obligation (including Default Interest thereon).

               13.5.10. Notwithstanding anything herein to the contrary, the Debtors may (subject to the Trustee's prior written consent) incur reasonable professional fees in connection with the marketing and negotiation of terms of a sale of the Ship, the Related Assets and the business. In the event any such professionals are retained, the Debtors and said professionals shall cooperate with the Trustee and keep the Trustee reasonably informed as to potential purchasers, sales and marketing efforts. The Trustee shall have the right to examine each statement of services rendered by any such professional to assure that it covers work solely in connection with the marketing and potential sale of the Ship, Related Assets and business.

            13.6 Cure Right. Notwithstanding anything in this Agreement to the contrary, after acceleration of the Secured Obligations pursuant to Section 13.1 of this Agreement and prior to the earlier of (a) the expiration or termination (pursuant to Section 13.7 of this Agreement) of the Orderly Liquidation Period and (b) the Final Maturity Date, the Obligated Parties shall have a one-time, non-recurring right during the term of this Agreement to cure all existing defaults under this Agreement (including payment of all amounts due and payable prior to acceleration, without having to pay Secured Obligations which become due as a result of acceleration); provided, however, that such cure is completed prior to the Final Maturity Date. Upon the cure of all such existing defaults to the reasonable satisfaction of the Trustee, the Trustee shall rescind the acceleration of the Secured Obligations, including the accrual of Default Interest, and shall reinstate the obligations and liabilities of the Obligated Parties as in effect prior to such acceleration and the Orderly Liquidation Period shall terminate.

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

            13.7 Breach of Liquidation Covenants. In the event that any of the Obligated Parties defaults in or breaches any of its obligations under Section
13.5 of this  Agreement  prior  to the  expiration  of the  Orderly  Liquidation
Period, upon written notice to the Obligated Parties, the Trustee may immediately terminate the Orderly Liquidation Period. Upon a Liquidation Event, the Trustee shall thereafter be entitled to exercise, immediately and without any further notice, any and all remedies available to the Trustee under this Agreement, the Closing Documents, the Master Settlement Agreement (as amended hereby and in particular, as amended by Section 13.14 below), the Settlement Documents, the Foreclosure Documents and at law or in equity including but not limited to recording the Deed in Lieu. Possession of the Ship, the Port Lease and the Related Assets shall be surrendered to the Trustee or his designees immediately upon the termination of the Orderly Liquidation Period.

            13.8 Appointment of Receiver. Upon a Liquidation Event, the Trustee (or his designee) shall have the right to seek to be appointed the receiver for the properties and assets of the Debtors. Each of the Debtors hereby consents to such appointment and hereby waives any objection it may have thereto.

            13.9 Sale of Collateral. Upon a Liquidation Event, the Trustee shall use commercially reasonable efforts to sell the property and assets (including the Ship and the Related Assets) that serve as collateral security for the Secured Obligations. All net sales proceeds thereof shall be applied, first, to all costs and expenses (including reasonable attorneys' and accountants' fees) incurred by the Trustee after expiration of any applicable cure periods to enforce its rights and remedies hereunder and all costs of any such sale, and, thereafter, to the payment of the accrued but unpaid Secured Obligations, including Default Interest, in such manner and order as the Trustee, in his discretion, shall determine; thereafter to General

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

Unsecured Creditors; and any balance of such net sales proceeds remaining shall be paid over to the Obligated Parties or to such other Person legally entitled to receive same. The immediately preceding sentence is intended to be for the benefit of General Unsecured Creditors as well as the Obligated Parties and shall be enforceable by them against the Trustee.

            13.10 Section 363 Sale. In the event that any property or assets that serve as collateral security for the Secured Obligations are sold in a sale conducted pursuant to Section 363 of the Bankruptcy Code, the Trustee will not object to any of the Obligated Parties or their Affiliates as a bidder at such sale, provided that they meet all of the qualifications applicable to bidders at such sale.

            13.11 Relief from Automatic Stay. If any of the Obligated Parties or ITGD shall institute a proceeding under any of the provisions of the Bankruptcy Code, or if any of the Obligated Parties or ITGD shall have an involuntary proceeding instituted against all or any of them under any of the provisions of the Bankruptcy Code, then the Trustee shall have the right to apply to the court before which the bankruptcy proceeding shall then be pending, without notice to the Obligated Parties or ITGD for an order (or orders) seeking to immediately lift the automatic stay imposed by 11 U.S.C. ss.362, to allow the Trustee to bring or assert such actions or claims available to the Trustee against any or all of the Obligated Parties and ITGD and none of the parties will object to any application by the Trustee for such an Order.

            13.12 Collection Costs. The Obligated Parties shall, jointly and severally, unconditionally, upon demand, pay or reimburse the Trustee for, and indemnify and save the Trustee harmless against, any and all third party liabilities, losses, costs, expenses, claims, and/or charges (including without limitation reasonable fees and disbursements of legal counsel, accountants, investigators and other experts, whether or not they are employees of the Trustee)

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

arising out of, relating to or connected with collecting the Secured Obligations and/or protecting, preserving, exercising or enforcing any of the rights of the Trustee in, under or related to this Agreement, the Closing Documents, the Master Settlement Agreement, the Settlement Documents and/or the Foreclosure Documents after an Event of Default (collectively, "Collection Costs"); provided, however, that, Collection Costs shall not include any expense covered by Monitoring Fees; provided further that in the event that the Trustee declares an Event of Default and it is ultimately determined by a court of competent jurisdiction in a final, unappealable judgment, that the Trustee had no right to declare an Event of Default, the Trustee shall not be entitled to recover Collection Costs arising from such Event of Default, and after payment in full of all Secured Obligations except such Collections Costs and Default Interest arising from such Event of Default, the Obligated Parties shall be entitled to be reimbursed by the Trustee for their reasonable attorneys' fees and expenses ("Defense Costs") incurred in defending against such wrongful declaration of an Event of Default; and in any event the Obligated Parties may offset the amount of such Defense Costs against the Secured Obligations due and payable to the Trustee; and provided, further that, in the event that the Trustee declares an Event of Default under Section 12.2, 12.3, 12.5, 12.7, 12.9, 12.10 or 12.l1 and
it is ultimately determined by a court of competent jurisdiction in a final, unappealable judgment that the event(s) or circumstance(s) which constituted the basis for such Event of Default did constitute a Default but not a material Default, then the Trustee shall not be entitled to recover Collection Costs arising from such Event of Default, and the Obligated Parties shall not be entitled to recover their attorneys' fees and expenses arising from such Event of Default.

            13.13 Indemnity. Subject to Section 13.12 above (with respect to indemnification of Collection Costs) and subject to the limitation on Monitoring Fees in Section

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

4.2 and without limiting the generality of any other indemnities provided under this Agreement, the Obligated Parties hereto agree, jointly and severally to indemnify, reimburse, defend and hold harmless the Indemnified Persons for, from and against all third party demands, limitations, damages, costs, claims, suits, actions, legal or administrative proceedings, interest, losses, expenses and reasonable attorneys' fees (including any such reasonable fees and expenses incurred in enforcing this indemnity) asserted against, enforced on or incurred by any of the Indemnified Persons, directly or indirectly, in connection with, arising out of or in any way related to the exercise of the Trustee's exercise of his rights and remedies under this Section 13.4 and under Section 5.17 of this Agreement, except as otherwise expressly provided in this Agreement and except to the extent that any of the matters covered by this indemnity arise solely from acts of bad faith or willful misconduct on the part of the Indemnified Persons.

            13.14 MSA Defaults and Remedies. The provisions of (a) Sections 9, 10 and 11 of the Master Settlement Agreement, (b) the last two sentences of
Section 3(a)(i) of the Master Settlement Agreement, (c) the third and fourth sentences of Section 3(b)(i) of the Master Settlement Agreement, (d) Section 6(e) of the Master Settlement Agreement, (e) Section 10(b) of the Purchase and Sale Agreement, and (f) the last sentence of Section 3(b) of the Purchase and Sale Agreement are hereby eliminated and superseded by this Agreement. All Existing Agreements are hereby amended to the effect that all remedies thereunder exercisable by the Trustee upon an Event of Default or a Ship Obligation Event of Default shall be exercisable only upon a Liquidation Event.

            13.15 Additional Remedies. In addition to the remedies set forth above and subject to the provisions of this Section 13 and in particular Section 13.14, the Trustee shall have all of the post-default rights and remedies granted to it under any of the Closing Documents, the

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

Master Settlement Agreement, the Settlement Documents, the Foreclosure Documents and available at law or in equity.

            13.16 Certain Obligations of Trustee. In the event the Trustee operates the Ship following expiration or termination of the Orderly Liquidation Period, the Trustee shall, after payment of operating expenses and liabilities, the payment of which is necessary in the Trustee's sole judgement to the continued operation of the Ship, and Capital Expenditures to the extent the Trustee in his sole judgement deems appropriate, apply the net revenues to Secured Obligations that remain unpaid, as follows: first, to reimburse the costs and expenses (including Trustee's, attorneys', accountant's, consultants' and other professionals' fees and expenses) arising out of or related to the exercise by the Trustee of his rights and remedies as a result of the expiration or termination of the Orderly Liquidation Period; second, to the payment of all accrued and unpaid Default interest; third, to the payment of any accrued and unpaid Monitoring Fees; fourth, to the payment of any accrued and unpaid Stay Bonuses; fifth, to the payment of any unpaid portion of the Forbearance Fee; sixth, to the payment of accrued and unpaid interest on the Payment Obligations; seventh, to the reduction of the unpaid principal balance of the Payment
Obligations,  and  thereafter,  to any  remaining  accrued  and  unpaid  Secured
Obligations  in such  order  and  manner  as may be  determined  by the  Trustee
(collectively,   the  "Interim  Payments").   In  the  event  that  the  Secured
Obligations are paid in full from Interim Payments and the Trustee has not entered into a binding contract to sell the Ship and/or Related Assets, the Trustee shall reconvey the Ship and Related Assets to the Debtors (to the extent that such assets have not been previously sold) (the "Reconveyance"). Any net revenues received from operating the Ship which are not applied to Interim Payments shall be remitted to ITG or as otherwise required by applicable law. Within ninety (90) days of the Trustee's sale of the Ship or the Reconveyance,

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

the Trustee shall make an accounting of the proceeds of the Collateral to the Debtors. Notwithstanding this Section 13.16, the Trustee shall be under no obligation to operate the Ship, and nothing herein shall impair any and all rights and remedies available to the Trustee under this Agreement, the Existing Agreement, the Closing Documents, or any other document or agreement, at law and in equity.

         14. GENERAL PROVISIONS.

            14.1 Duration; Survival. All representations and warranties contained in this Agreement and the Closing Documents shall survive the Effective Date and shall not be waived by the execution and delivery of any Closing Document or any investigation by the Trustee.

            14.2 No Implied Waiver; Rights Cumulative. No failure or delay on the part of the Trustee in exercising any right, power or privilege hereunder or under any Closing Document or any Existing Agreement and no course of dealing among the parties hereto shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Closing Document or any Existing Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as provided herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any other rights or remedies which the Trustee would otherwise have.

            14.3 Waivers and Amendments. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but such may be accomplished only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

            14.4 Successors and Assigns. Whenever in this Agreement or in any Closing Document any of the parties hereto is referred to, such reference shall be deemed to include the heirs, legal representatives, successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Obligated Parties, ITGD, FWM, FXM or the Trustee that are contained herein shall bind and inure to the benefit of their respective heirs, legal representatives, successors and assigns; provided, however, that without the prior written consent of the Trustee, the other parties to this Agreement may not assign or permit or suffer the assignment, whether by operation of law or otherwise, of any of their respective rights or delegate any of their respective duties or obligations hereunder, provided, however, that in the event of the death of either FXM or FWM, their respective rights and obligations hereunder will be transferable by operation of law to their respective estates and/or legal representatives.

            14.5 Descriptive Headings. The descriptive headings of the sections and paragraphs of this Agreement are inserted for convenience of reference only and shall not affect the meaning or construction of any of the provisions hereof.

            14.6 Maximum Lawful Interest Rate. Notwithstanding any provision contained herein or in any of the Closing Document, the total liability of the Obligated Parties for payment of interest pursuant hereto, shall not exceed the maximum amount of such interest permitted by law to be charged, collected, or received, and if any payments by the Obligated Parties include interest in excess of such a maximum amount, the Trustee shall apply such excess to the reduction of the unpaid principal amount due pursuant hereto, or if none is due, such excess shall be refunded to the payor thereof.

            14.7 No Third Party Beneficiaries. The parties hereto do not intend the benefits of this Agreement to inure to any third party except Michael J. Quigley III pursuant to Section 9.3 hereof and General Unsecured Creditors pursuant to Section 13.9 hereof. Notwithstanding anything herein or in any other document executed in connection with the transactions described in this Agreement, or any course of conduct by any of the parties hereto, or their respective

Affiliates, agents, or employees, either before or after the execution of this Agreement, this Agreement shall not be construed as creating any rights, claims, interests or causes of action against any party hereto in favor of any party not a party to this Agreement. To the extent that this Agreement shall be disclosed to any third party, it shall be disclosed for informational purposes only and no such third party may rely on any of the matters set forth herein or the terms hereof.

            14.8 Counterparts. This Agreement and the Closing Documents may be executed in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument. Delivery of a photocopy or telecopy of an executed counterpart of a signature page to this Agreement or any Closing Document shall be as effective as delivery of a manually executed counterpart of such document.

            14.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without giving effect to principles of conflicts of laws, and any and all disputes under and/or related to this Agreement shall be resolved by the Bankruptcy Court.

            14.10 Notices. All notices that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if delivered by hand or national overnight courier service, transmitted by telecopy or mailed by registered or certified mail, postage prepaid, as follows:

                  To ITB or ITGD:

                  c/o International Thoroughbred Breeders, Inc.
                  211 Beningo Boulevard, Suite 210
                  Bellmawr, NJ  08031
                  Attention:  President
                  Tel:     (856) 931-8163
                  Fax:     (856) 931-8165

                  With copy to:

                  Cozen O'Connor
                  1900 Market Street
                  Philadelphia, PA 19103
                  Attention: David S. Petkun, Esq.
                  Tel:     (215) 665-2000
                  Fax:     (215) 701-2034

                  To ITG or ITGD:

                  ITG Vegas, Inc.
                  One East 11th Street, Suite 500
                  Riviera Beach, FL  33404
                  Attention:  Francis X. Murray, Vice President
                  Tel:     (561) 845-2101
                  Fax:     (561) 845-1201

                  With copy to:

                  Cozen O'Connor
                  1900 Market Street
                  Philadelphia, PA 19103
                  Attention:  David S. Petkun, Esq.
                  Tel:     (215) 665-2000
                  Fax:     (215) 701-2034

                  and

                  Kozyak Tropin & Throckmarton, P.A.
                  200 S. Biscayne Blvd., Suite 2800
                  Miami, FL 33131
                  Attn:  John W. Kozyak, Esq.
                  Tel:     (305) 372-1800
                           (305) 372-3508

                  To MJQ:

                  MJQ Corporation
                  One East 11th Street, Suite 500
                  Riviera Beach, FL  33404
                  Attention:  Francis X. Murray, President
                  Tel:     (561) 845-2101
                  Fax:     (561) 845-1201

                  With copy to:

                  Cozen O'Connor
                  1900 Market Street
                  Philadelphia, PA 19103
                  Attention:  David S. Petkun, Esq.
                  Tel:     (215) 665-2000
                  Fax:     (215) 701-2034

                  and

                  Kozyak Tropin &Throckmarton, P.A.
                  200 S. Biscayne Blvd., Suite 2800
                  Miami, FL 33131
                  Attn:  John W. Kozyak, Esq.
                  Tel:     (305) 372-1800
                           (305 372-3508

                  To FXM or FWM:

                  Mr.   Francis  X.  Murray
                  Mr.   Francis  W.  Murray
                  c/o  MJQ Corporation
                  One East 11th Street,  Suite 500
                  Riviera Beach, FL  33404
                  Tel: (561) 845-2101
                       (561) 845-1201

                  With a copy to:

                  Cozen O'Connor
                  1900 Market Street
                  Philadelphia, PA 19103
                  Attn:  Donald S. Pethun, Esq.
                  Tel:     (215) 665-2000
                           (215) 701-2034

                  To the Trustee:

                  Mercadien, P.C.
                  3625 Quakerbridge Road
                  Hamilton, NJ 08619
                  Attention: Donald F. Conway, Trustee
                  Tel:     (609) 689-9700
                  Fax:     (609) 689-9720

                  With copy to:

                  Drinker Biddle & Reath LLP
                  500 Campus Drive
                  Florham Park, NJ  07932
                  Attention: Robert K. Malone, Esq.
                  Tel:     (973) 360-1100
                  Fax:     (973) 360-9831

or such other address or addresses as any party hereto shall have designated by notice in writing to the other parties hereto. A notice shall be deemed to have been given (a) upon personal delivery, if delivered by hand or courier, (b) three (3) Business Days after the date of deposit in the mails, postage prepaid, if mailed by certified or registered mail, or (c) the next Business Day, if sent by facsimile transmission (if receipt is electronically confirmed).

            14.11 Payments. The Obligated Parties agree to make all payments on account of the Secured Obligations due hereunder, without set off or counterclaim, to the Trustee at the Trustee's address specified in Section 14.10 hereof, on the date due, in lawful money of the United States of America and in good funds.

            14.12 Waivers. Trustee, on the one hand, and the Obligated Parties, on the other hand, may, each by written notice to the other, (a) extend the time for the performance of any of the obligations or other actions of the other under this Agreement; (b) waive any inaccuracies in the representations or warranties of the other contained in this Agreement or in any document delivered pursuant to this Agreement; or (c) waive compliance with any of the covenants and agreements of the other contained in this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

            14.13 Entire Agreement. This Agreement, including the Closing Documents, constitutes the entire agreement of the parties concerning the subject matter hereof, and supercedes all prior written and oral agreements among the parties expressly concerning the subject matter hereof, but shall not be deemed to modify or replace the Master Settlement Agreement or the other Existing Documents except as expressly provided herein.

            14.14 Date of Execution. The parties hereto authorize the Trustee to date this Agreement and any of the Closing Documents upon the date of receipt of the complete fully executed counterparts hereof, or any other date determined to be appropriate by the Trustee in his sole reasonable discretion.

            14.15 Termination. After the Effective Date, this Agreement shall remain in full force and effect until all of the Secured Obligations shall have been indefeasibly paid in full.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the day and year first above written.

ATTEST:                                      INTERNATIONAL THOROUGHBRED
                                             BREEDERS, INC.

________________________________             By:/S/Francis W. Murray
                                                   _____________________________
                                                   Name:   Francis W. Murray
                                                   Title:  President

ATTEST:                                      INTERNATIONAL THOROUGHBRED
                                             GAMING DEVELOPMENT
                                             CORPORATION


________________________________             By:/S/Francis W. Murray
                                                   _____________________________
                                                   Name:   Francis W. Murray
                                                   Title:  President

ATTEST:                                      ITG VEGAS, INC.

________________________________             By:/S/Francis W. Murray
                                                   _____________________________
                                                   Name:   Francis W. Murray
                                                   Title:  President

ATTEST:                                      MJQ CORPORATION

________________________________             By:/S/Francis X. Murray
                                                  ______________________________
                                                  Name:    Francis X. Murray
                                                  Title:   President


WITNESS:

                                             /S/Francis W. Murray
--------------------------------             -----------------------------------
                                                FRANCIS W. MURRAY


WITNESS:
                                             /S/Francis X. Murray
--------------------------------             -----------------------------------
                                                FRANCIS X. MURRAY

WITNESS:                                     DONALD F. CONWAY, CHAPTER 11
                                             TRUSTEE FOR THE BANKRUPTCY
                                             ESTATE OF ROBERT E. BRENNAN

                                             By:/S/Donald F. Conway
--------------------------------             -----------------------------------
                                             By:   Donald F. Conway, Trustee

                               TABLE OF CONTENTS
                                                                         Page

RECITALS................................................................... 1
 1. DEFINED TERMS; INTERPRETATION...........................................4

          1.1 Definitions Incorporated by Reference.........................4

          1.2 Amended Definitions...........................................4

          1.3 Definitions...................................................4

          1.4 Accounting Terms.............................................19

          1.5 Number; Gender...............................................19

          1.6 Recitals.....................................................20

 2. EXISTING AGREEMENTS....................................................20

          2.1 Existing Agreements Ratified.................................20

 3. PAYMENT OBLIGATIONS....................................................20

          3.1 Amount.......................................................20

          3.2 Joint and Several Obligations................................21

          3.3 Final Maturity Date..........................................21

          3.4 Base Interest................................................21

          3.5 Payment Installments.........................................22

          3.6 Prepayments..................................................23

          3.7 Payment Deferral Reserve.....................................23

 4. TRUSTEE FEES...........................................................24

           4.1 Forbearance Fee.............................................24

           4.2 Monitoring Fee..............................................24

           4.3 Stay Bonuses................................................24

 5. OPERATING COVENANTS....................................................25

           5.1 Annual Budget Plan..........................................25

           5.2 Allowable Capital Expenditures..............................26

           5.3 Receipts; Funds; Payments...................................26

           5.4 Restricted Payments.........................................27

           5.5 Restricted Payment Period...................................28

           5.6 MJQ Advances................................................28

           5.7 Subordinated Payments.......................................29

           5.8 Other Permitted Payments....................................29

           5.9 Current Ratio...............................................29

           5.10 Title to Ship..............................................30

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                               TABLE OF CONTENTS
                                  (continued)
                                                                         Page

           5.11 Conduct of Ship Business...................................30

           5.12 Bareboat Charter...........................................31

           5.13 Port Lease.................................................31

           5.14 Prohibited Payments........................................31

           5.15 ITB Employees..............................................32

           5.16 Books and Records..........................................32

           5.17 Access.....................................................33

 6. GENERAL UNSECURED CREDITORS............................................34

           6.1 Initial Payment; Reserve....................................34

           6.2 Creditor Account............................................34

           6.3 Balance of Payments.........................................35

           6.4 Collateral Security.........................................35

 7. REPORTING REQUIREMENTS.................................................35

           7.1 Annually....................................................36

           7.2 Monthly.....................................................36

           7.3 Weekly......................................................36

           7.4 ITB.........................................................36

           7.5 Current Ratio Calculation...................................36

 8. COLLATERAL SECURITY....................................................36

           8.1 Description of Collateral...................................36

           8.2 GSP Note....................................................38

           8.3 Conditions to Subordination.................................39

 9. EFFECTIVENESS; CONDITIONS PRECEDENT....................................40

           9.1 Effectiveness...............................................40

           9.2 Closing Documents...........................................40

           9.3 Quigley Guaranty............................................43

 10. REPRESENTATIONS AND WARRANTIES........................................43

           10.1 MJQ........................................................43

           10.2 ITG and ITGD...............................................44

           10.3 ITB........................................................45

           10.4 FWM and FXM................................................47

                               TABLE OF CONTENTS
                                  (continued)
                                                                         Page

           10.5 Trustee....................................................47

           10.6 Representations and Warranties Regarding Ship..............48

           10.7 Capitalization and Ownership of ITG........................49

           10.8 Capitalization and Ownership of MJQ........................49

           10.9 Ship Mortgage..............................................50

           10.10 Absence of Conflict with Other Agreements, Etc............50

           10.11 No Violation of Applicable Law............................50

           10.12 Projections...............................................50

           10.13 Fiscal Year...............................................51

           10.14 Patents, Trademarks, Licenses, Franchises, Etc............51

           10.15 Material Agreements.......................................51

 11. GENERAL COVENANTS.....................................................51

           11.1 Indebtedness...............................................51

           11.2 Liens......................................................52

           11.3 Sale-Leasebacks............................................53

           11.4 Affiliate Transactions.....................................53

           11.5 Disposition of Assets......................................53

           11.6 Liquidation or Merger......................................54

           11.7 Dividends and Other Payments...............................54

           11.8 Change in Organizational Documents.........................55

           11.9 Issuance of Equity.........................................55

           11.10 Management Agreements.....................................55

           11.11 Other Contracts...........................................55

           11.12 Preservation of Existence, Etc............................56

           11.13 Compliance with Law.......................................56

           11.14 Payment of Taxes and Claims...............................56

           11.15 Maintenance of Properties.................................57

           11.16 Insurance.................................................57

           11.17 Environmental Indemnity...................................58

           11.18 Deposit Accounts..........................................58

           11.19 Collateral................................................59

                               TABLE OF CONTENTS
                                  (continued)
                                                                         Page

           11.20 Further Assurances........................................59

 12. EVENT OF DEFAULTS.....................................................60

           12.1 Non-Payment................................................60

           12.2 Misrepresentation by Obligated Parties or ITGD.............60

           12.3 Misrepresentation by FWM or FXM............................61

           12.4 Current Ratio Default......................................61

           12.5 Non-Performance............................................61

           12.6 Bankruptcy, Insolvency, Etc................................61

           12.7 Cross-Default With Other Indebtedness......................62

           12.8 Unenforceability...........................................62

           12.9 Suspension of Operations...................................62

 13. REMEDIES..............................................................63

           13.1 Acceleration...............................................63

           13.2 Automatic Acceleration in Connection with Bankruptcy
                or Insolvency Proceeding...................................63

           13.3 Default Interest...........................................63

           13.4 Oversight of Operations....................................64

           13.5 Orderly Liquidation Period.................................64

           13.6 Cure Right.................................................67

           13.7 Breach of Liquidation Covenants............................68

           13.8 Appointment of Receiver....................................68

           13.9 Sale of Collateral.........................................68

           13.10 Section 363 Sale..........................................69

           13.11 Relief from Automatic Stay................................69

           13.12 Collection Costs..........................................69

           13.13 Indemnity.................................................70

           13.14 MSA Defaults and Remedies.................................71

           13.15 Additional Remedies.......................................71

 14. GENERAL PROVISIONS....................................................73

           14.1 Duration; Survival.........................................73

           14.2 No Implied Waiver; Rights Cumulative.......................73

           14.3 Waivers and Amendments.....................................73

                               TABLE OF CONTENTS
                                  (continued)
                                                                         Page

           14.4 Successors and Assigns.....................................73

           14.5 Descriptive Headings.......................................74

           14.6 Maximum Lawful Interest Rate...............................74

           14.7 No Third Party Beneficiaries...............................74

           14.8 Counterparts...............................................75

           14.9 Governing Law..............................................75

           14.10 Notices...................................................75

           14.11 Payments..................................................78

           14.12 Waivers...................................................78

           14.13 Entire Agreement..........................................79

           14.14 Date of Execution.........................................79

           14.15 Termination...............................................79

                               TABLE OF SCHEDULES

         Schedule                       Description

         Schedule A                     Existing Agreements
         Schedule 5.2                   Allowable Capital Expenditures
         Schedule 5.3                   Accounts
         Schedule 10.6(b)               Liens
         Schedule 10.6(c)               Property Not Owned by Debtor
         Schedule 10.6(d)               Contracts
         Schedule 10.7                  Capitalization of ITG
         Schedule 10.8                  Capitalization of MJQ
         Schedule 10.14                 Intellectual Property
         Schedule 10.15                 Material Agreements
         Schedule 11.4                  Agreements with Affiliates